Rule 497(c)
                                                       Registration No. 33-84842

T H E   B E A R   S T E A R N S   F U N D S
2 4 5   P A R K   A V E N U E   N E W   Y O R K,   N Y   1 0 1 6 7   1 . 8 0 0
 . 7 6 6 . 4 1 1 1

PROSPECTUS

                            The Bear Stearns Funds

   LARGE CAP VALUE PORTFOLIO o SMALL CAP VALUE PORTFOLIO o TOTAL RETURN BOND
                                   PORTFOLIO

                           CLASS A AND C SHARES

The Bear Stearns Funds (the "Fund") is an open-end management investment com-pany, known as a mutual fund. The Fund permits you to invest in separate port-folios. By this Prospectus, shares of three diversified portfolios (each, a "Portfolio") are offered: Large Cap Value Portfolio and Small Cap Value Portfolio (together, the "Equity Portfolios") and Total Return Bond Portfolio (the "Bond Portfolio").

     o Each Equity Portfolio's investment objective is capital apprecia-tion.

     o The Bond Portfolio's investment objective is to maximize total re-turn, consistent with preservation of capital. The Bond Portfolio will invest primarily in investment grade, U.S. dollar denominated fixed-income securities of domestic and foreign issuers. Under nor-mal market conditions, the Bond Portfolio will invest in a portfolio of securities with a dollar-weighted average maturity ranging from four to thirteen years and a duration of not less than 65% of the Salomon Brothers Broad Investment Grade ("BIG") Bond Index and not more than 135% of the Salomon Brothers BIG Bond Index.

By this Prospectus, each Portfolio is offering two classes of shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class C shares are subject to a 1% contingent deferred sales charge imposed on re-demptions made within the first year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights, as described herein. These alternatives are offered so an investor may choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Each Portfolio issues an-other class of shares which has different expenses which would affect perfor-mance. Investors desiring to obtain information about this class of shares should call 1-800-766-4111 or ask their sales representative or the Portfo-lio's distributor.

BEAR STEARNS FUNDS MANAGEMENT INC. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as each Portfolio's investment adviser.

BEAR, STEARNS & CO. INC. ("Bear Stearns"), an affiliate of BSFM, serves as each Portfolio's distributor.

                            ----------------------

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Part B (also known as the Statement of Additional Information), dated July 14, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Information" in this Prospectus.

                            ----------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or en-dorsed by, any bank, and are not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board, or any other agency.

The net asset value for funds of this type will fluctuate.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               JULY 14, 1997

                               Table of Contents

                                                                            PAGE
Fee Table..................................................................   3
Financial Highlights.......................................................   5
Alternative Purchase Methods...............................................   8
Description of the Fund....................................................   8
  Risk Factors.............................................................  11
Management of the Fund.....................................................  14
How to Buy Shares..........................................................  16
Shareholder Services.......................................................  20
How to Redeem Shares.......................................................  21
Dividends, Distributions and Taxes.........................................  23
Performance Information....................................................  25
General Information........................................................  26
Appendix................................................................... A-1

                                   Fee Table

---------------------------------------------------------------------------------
                                                 LARGE CAP SMALL CAP TOTAL RETURN
                                                   VALUE     VALUE       BOND
                                                 PORTFOLIO PORTFOLIO  PORTFOLIO
                                                  CLASS A   CLASS A    CLASS A
---------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases (as a
 percentage of offering price).................    4.75%      4.75%      3.75%
 Maximum Deferred Sales Charge Imposed on
 Redemptions (as a percentage of the amount
 subject to charge)............................      *         *          *
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A
PERCENTAGE OF AVERAGE DAILY NET ASSETS)
 Advisory Fees (after fee waiver)**............    0.00%      0.00%      0.00%
 12b-1 Fees....................................    0.50%      0.50%      0.35%
 Other Expenses (after expense
 reimbursement)**..............................    1.00%      1.00%      0.45%
 Total Portfolio Operating Expenses (after fee
 waiver and expense reimbursement)**...........    1.50%      1.50%      0.80%
EXAMPLE:
 You would pay the following expenses on a
 $1,000 investment, assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period:
   1 YEAR......................................    $ 62      $  62       $ 45
   3 YEARS.....................................    $ 93      $  93       $ 62
   5 YEARS.....................................    $125      $ 125       $ 80
  10 YEARS.....................................    $218      $ 218       $133


------

*In certain situations, where no sales charge is assessed at the time of purchase, a contingent deferred sales charge of up to 1.00% may be imposed on redemptions within the first year of purchase. See "How to Buy Shares--Class A Shares."

**BSFM has undertaken to waive its investment advisory fee and assume certain expenses of each Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 1.50% and 0.80% for each Equity Portfolio and the Bond Portfolio, respectively. With respect to all Portfolios, without such fee waiver and expense reimbursement, Advisory Fees stated above would have been 0.75% and 0.45%, for each Equity Portfolio and Bond Portfolio, respectively. Other Expenses would have been 1.83%, 1.25%, and 1.73% for Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio, respectively, and Total Portfolio Operating Expenses would have been 3.08%, 2.50% and 2.53% for Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio, respectively.

--------------------------------------------------------------------------------
                                                LARGE CAP SMALL CAP TOTAL RETURN
                                                  VALUE     VALUE       BOND
                                                PORTFOLIO PORTFOLIO  PORTFOLIO
                                                 CLASS C   CLASS C    CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases (as a
 percentage of offering price)................      --        --          --
 Maximum Deferred Sales Charge Imposed on
 Redemptions (as a percentage of the amount
 subject to charge)...........................    1.00%     1.00%       1.00%
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A
PERCENTAGE OF AVERAGE DAILY NET ASSETS)
 Advisory Fees (after fee waiver)*............    0.00%     0.00%       0.00%
 12b-1 Fees...................................    1.00%     1.00%       0.75%
 Other Expenses (after expense
 reimbursement)*..............................    1.00%     1.00%       0.45%
 Total Portfolio Operating Expenses (after fee
 waiver and expense reimbursement)*...........    2.00%     2.00%       1.20%
EXAMPLE:
 You would pay the following expenses on a
 $1,000 investment, assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period:
   1 YEAR.....................................    $ 30      $ 30        $ 22
   3 YEARS....................................    $ 63      $ 63        $ 38
   5 YEARS....................................    $108      $108        $ 66
  10 YEARS....................................    $233      $233        $145
 You would pay the following expenses on the
 same investment, assuming no redemption:
   1 YEAR.....................................    $ 20      $ 20        $ 12
   3 YEARS....................................    $ 63      $ 63        $ 38
   5 YEARS....................................    $108      $108        $ 66
  10 YEARS....................................    $233      $233        $145


------

*BSFM has undertaken to waive its investment advisory fee and assume certain expenses of each Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses exceed 2.00% and 1.20% for each Equity Portfolio and the Bond Portfolio, respectively. With respect to all Portfolios, without such fee waiver and expense reimbursement, Advisory Fees stated above would have been 0.75% and 0.45%, for each Equity Portfolio and Bond Portfolio, respectively. Other Expenses would have been 1.86%, 1.24% and 1.74% for Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio, respectively, and Total Portfolio Operating Expenses would have been 3.61%, 2.99% and 2.94% for Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio, respectively.

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

The purpose of the foregoing tables is to assist you in understanding the costs and expenses borne by each Portfolio and investors, the payment of which will reduce investors' annual return. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem
Shares." Long-term investors could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. For a description of the ex-pense reimbursement or fee waiver arrangements in effect, see "Management of the Fund."

                           FINANCIAL HIGHLIGHTS

The information in the table below covering each Portfolio's investment re-sults for the periods indicated has been audited by Deloitte & Touche LLP. Further financial data and related notes appear in the Portfolios' Annual Re-port for the fiscal year ended March 31, 1997 which is incorporated by refer-ence into the Portfolios' Statement of Additional Information which is avail-able upon request.

Contained below is per share operating performance data, total investment re-turn, ratios to average net assets and other supplemental data for a Class A and C shares of each Portfolio for the periods indicated. This information has been derived from information provided in each Portfolio's financial statements.

LARGE CAP VALUE PORTFOLIO

                                                       FOR THE PERIOD
                                    FOR THE FISCAL     APRIL 3, 1995*
                                      YEAR ENDED           THROUGH
                                    MARCH 31, 1997     MARCH 31, 1996
                                    ----------------   -------------------
                                    CLASS A  CLASS C   CLASS A     CLASS C
                                    -------  -------   -------     -------
PER SHARE OPERATING PERFORMANCE**
 Net asset value, beginning of pe-
  riod............................. $ 15.13  $ 15.08   $ 12.00     $ 12.00
                                    -------  -------   -------     -------
 Net investment income/(loss)(1)...    0.04    (0.02)     0.06       (0.01)
 Net realized and unrealized gain
  on investments (2)...............    2.28     2.25      3.10        3.10
                                    -------  -------   -------     -------
 Net increase in net assets
  resulting from operations........    2.32     2.23      3.16        3.09
                                    -------  -------   -------     -------
 Dividends and distributions to
  shareholders from
 Net investment income.............   (0.10)   (0.02)    (0.02)        --
 Net realized capital gains........   (0.18)   (0.18)    (0.01)      (0.01)
                                    -------  -------   -------     -------
                                      (0.28)   (0.20)    (0.03)      (0.01)
                                    -------  -------   -------     -------
 Net asset value, end of period.... $ 17.17  $ 17.11   $ 15.13     $ 15.08
                                    =======  =======   =======     =======
 Total investment return (3).......   15.44%   14.87%    26.35%      25.71%
                                    =======  =======   =======     =======
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's
  omitted)......................... $ 4,987  $ 2,986   $ 3,616     $ 3,520
 Ratio of expenses to average net
  assets (1).......................    1.50%    2.00%     1.50%(4)    2.00%(4)
 Ratio of net investment
  income/(loss) to average net as-
  sets (1).........................    0.43%   (0.08)%    0.46%(4)   (0.06)%(4)
 Decrease reflected in above ex-
  pense ratios and net investment
  income/(loss) due to waivers and
  reimbursements...................    1.58%    1.61%     4.34%(4)    4.39%(4)
 Portfolio turnover rate...........  136.67%  136.67%    45.28%(5)   45.28%(5)
 Average commission rate per
  share (6)........................ $0.0593  $0.0593   $0.0596     $0.0596

--------

* Commencement of operations. Commenced investment operations on April 4, 1995.

** Calculated based on shares outstanding on the first and last day of the re-spective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.

(1) Reflects waivers and reimbursements.

(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses in in-vestments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

(4) Annualized.

(5) Not annualized.

(6) Represents average commission rate per share charged to the Portfolio on purchases and sales of investments subject to such commissions during each period.

SMALL CAP VALUE PORTFOLIO

                                                      FOR THE PERIOD
                                   FOR THE FISCAL     APRIL 3, 1995*
                                     YEAR ENDED           THROUGH
                                   MARCH 31, 1997     MARCH 31, 1996
                                   ----------------   --------------------
                                   CLASS A  CLASS C   CLASS A      CLASS C
                                   -------  -------   -------      -------
  PER SHARE OPERATING PERFOR-
   MANCE**
  Net asset value, beginning of
   period......................... $ 15.87  $ 15.79   $ 12.00      $ 12.00
                                   -------  -------   -------      -------
  Net investment loss (1).........   (0.10)   (0.18)    (0.07)       (0.10)
  Net realized and unrealized gain
   on investments (2).............    1.95     1.93      4.17         4.11
                                   -------  -------   -------      -------
  Net increase in net assets
   resulting from operations......    1.85     1.75      4.10         4.01
                                   -------  -------   -------      -------
  Distributions to shareholders
   from
  Net realized capital gains......   (0.24)   (0.16)    (0.23)       (0.22)
                                   -------  -------   -------      -------
  Net asset value, end of period.. $ 17.48  $ 17.38   $ 15.87      $ 15.79
                                   =======  =======   =======      =======
  Total investment return (3).....   11.71%   11.12%    34.36%       33.59%
                                   =======  =======   =======      =======
  RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (000's
   omitted)....................... $13,143  $11,071   $ 6,474      $ 6,753
  Ratio of expenses to average net
   assets (1).....................    1.50%    2.00%     1.50% (4)    2.00% (4)
  Ratio of net investment loss to
   average net assets (1).........  (0.81)%   (1.31)%   (0.66)%(4)   (1.09)%(4)
  Decrease reflected in above
   expense ratios and net
   investment loss due to waivers
   and reimbursements.............    1.00%    0.99%     2.32% (4)    2.39% (4)
  Portfolio turnover rate.........   56.88%   56.88%    40.79% (5)   40.79% (5)
  Average commission rate per
   share (6)...................... $0.0550  $0.0550   $0.0572      $0.0572

--------

 * Commencement of investment operations.

** Calculated based on shares outstanding on the first and last day of the re-spective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.

(1) Reflects waivers and reimbursements.

(2) The amounts shown for a share outstanding throughout the respective peri-ods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

(4) Annualized.

(5) Not annualized.

(6) Represents average commission rate per share charged to the Portfolio on purchases and sales of investments subject to such commissions during each period.

TOTAL RETURN BOND PORTFOLIO

                                                          FOR THE PERIOD
                                       FOR THE FISCAL     APRIL 3, 1995*
                                         YEAR ENDED          THROUGH
                                       MARCH 31, 1997     MARCH 31, 1996
                                       ----------------   ------------------

                                       CLASS A  CLASS C   CLASS A     CLASS C
                                       -------  -------   -------    -------
  PER SHARE OPERATING PERFORMANCE**
  Net asset value, beginning of peri-
   od................................. $ 12.26  $ 12.26   $12.00     $12.00
                                       -------  -------   ------     ------
  Net investment income (1)...........    0.73     0.68     0.71       0.67
  Net realized and unrealized
   gain/(loss) on investments (2).....   (0.20)   (0.20)    0.30       0.30
                                       -------  -------   ------     ------
  Net increase in net assets
   resulting from operations..........    0.53     0.48     1.01       0.97
                                       -------  -------   ------     ------
  Dividends and distributions to
   shareholders from
  Net investment income...............   (0.73)   (0.68)   (0.71)     (0.67)
  Net realized capital gains..........   (0.03)   (0.03)   (0.04)     (0.04)
                                       -------  -------   ------     ------
                                         (0.76)   (0.71)   (0.75)     (0.71)
                                       -------  -------   ------     ------
  Net asset value, end of period...... $ 12.03  $ 12.03   $12.26     $12.26
                                       =======  =======   ======     ======
  Total investment return (3).........    4.40%    3.99%    8.54%      8.13%
                                       =======  =======   ======     ======
  RATIOS/SUPPLEMENTAL DATA (6)
  Net assets, end of period (000's
   omitted)...........................  $3,367   $1,018   $4,467     $1,775
  Ratio of expenses to average net as-
   sets (1)...........................    0.80%    1.20%    0.85%(4)   1.25%(4)
  Ratio of net investment income to
   average
   net assets (1).....................    5.99%    5.57%    5.76%(4)   5.38%(4)
  Decrease reflected in above expense
   ratios and net investment income
   due to waivers and reimbursements..    1.73%    1.74%    2.87%(4)   2.95%(4)
  Portfolio turnover rate.............  262.95%  262.95%  107.35%(5) 107.35%(5)

--------

 * Commencement of operations. Commenced investment operations on April 5, 1995.

** Calculated based on shares outstanding on the first and last day of the re-spective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.

(1) Reflects waivers and reimbursements.

(2) The amounts shown for a share outstanding throughout the respective peri-ods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

(4) Annualized.

(5) Not annualized.

(6) Average commission rate per share disclosure is required for fiscal years beginning on or after September 1, 1995. The Portfolio incurred no such charges.

Further information about performance is contained in the Portfolios' Annual Report, which may be obtained without charge by writing to the address or calling one of the telephone numbers listed under "General Information."

                         Alternative Purchase Methods

By this Prospectus, each Portfolio offers investors two methods of purchasing its shares; investors may choose the class of shares that best suits their needs, given the amount of purchase, the length of time the investor expects to hold the shares and any other relevant circumstances. Each Portfolio share represents an identical pro rata interest in each Portfolio's investment port-folio.

Class A shares of each Equity Portfolio and the Bond Portfolio are sold at net asset value per share plus a maximum initial sales charge of 4.75% and 3.75%, respectively, of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares--Class A Shares." The Class A shares of each Equity Portfolio and the Bond Portfolio are subject to an annual distribution and shareholder servicing fee at the rate of 0.50 of 1% and 0.35 of 1%, respectively, of the value of the average daily net assets of Class A. See "Management of the Fund--Distribution and Shareholder Servicing Plan."

Class C shares of each Portfolio are subject to a 1% contingent deferred sales charge ("CDSC") which is assessed only if Class C shares are redeemed within one year of purchase. See "How to Redeem Shares--Class C Shares." These shares of each Equity Portfolio and the Bond Portfolio also are subject to an annual distribution and shareholder servicing fee at the rate of 1% and 0.75 of 1%, respectively, of the value of the average daily net assets of Class C. See "Management of the Fund--Distribution and Shareholder Servicing Plan." The distribution and shareholder servicing fee paid by Class C will cause such class to have a higher expense ratio and to pay lower dividends than Class A.

The decision as to which Class of shares is more beneficial to each investor depends on the amount and the intended length of time of the investor's in-vestment. Each investor should consider whether, during the anticipated life of the investor's investment in the Fund, the accumulated distribution and shareholder servicing fee and CDSC, if any, on Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the invest-ment return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated con-tinuing distribution and shareholder servicing fees on Class C shares may ex-ceed the initial sales charge on Class A shares during the life of the invest-ment. Finally, each investor should consider the effect of the CDSC period in the context of the investor's own investment time frame. Generally, for exam-ple, Class A shares would be more appropriate for investors who invest $1,000,000 and $500,000 or more in an Equity Portfolio's or the Bond Portfo-lio's shares, respectively, but may not be appropriate for investors who in-vest less than $50,000 in a Portfolio's shares depending on the investor's time horizon.

                            Description of the Fund


INVESTMENT OBJECTIVE

Each Equity Portfolio's investment objective is capital appreciation. The Bond Portfolio's investment objective is to maximize total return, consistent with preservation of capital. See "Management Policies" below. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of such Portfolio's outstanding voting shares. There can be no assurance that a Portfolio's investment objective will be achieved.

MANAGEMENT POLICIES


EQUITY PORTFOLIOS

LARGE CAP VALUE PORTFOLIO invests, under normal market conditions, sub-stantially all of its assets in equity securities of issuers with market capi-talizations of $1 billion or more and identified by BSFM as value companies.

SMALL CAP VALUE PORTFOLIO invests, under normal market conditions, sub-stantially all of its assets in equity securities of issuers with market capi-talizations between $500 million and $1 billion and identified by BSFM as value companies.

To determine whether a company's stock falls within the value classification, BSFM analyzes it based on fundamental factors such as price to book ratios, price to earnings ratios, earnings growth, dividend payout ratios, return on equity, and the company's beta (a measure of stock price volatility relative to the market generally). In general, BSFM believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classi-fied as value companies.

For potential investments, BSFM also, among other matters, may review new man-agement and upcoming corporate restructuring plans, consider the general busi-ness cycle and the company's position within the specific industry and con-sider the responsiveness of the company to identified problems in an effort to assess the likelihood of future appreciation of the company's securities.

BSFM anticipates that at least 85% of the value of each Equity Portfolio's to-tal assets (except when maintaining a temporary defensive position) will be invested in equity securities of domestic and foreign issuers. Each Equity Portfolio expects, under normal market conditions, to invest less than 10% of its assets in the equity securities of foreign issuers. Equity securities con-sist of common stocks, convertible securities and preferred stocks. The con-vertible securities and preferred stocks in which each Equity Portfolio may invest will be rated at least investment grade by a nationally recognized sta-tistical rating organization at the time of purchase. Each Equity Portfolio may invest, in anticipation of investing cash positions, in money market in-struments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth in the Appendix. Under normal market conditions, each Equity Portfolio expects to have less than 15% of its assets invested in money market instru-ments. However, when BSFM determines that adverse market conditions exist, each Equity Portfolio may adopt a temporary defensive posture and invest all of its assets in money market instruments.

BOND PORTFOLIO

The BOND PORTFOLIO invests at least 65% of the value of its total assets (ex-cept when maintaining a temporary defensive position) in bonds (which it de-fines as bonds, debentures and other fixed-income securities). The Bond Port-folio is permitted to invest in a broad range of investment grade, U.S. dollar denominated fixed-income securities and securities with debt-like characteris-tics (e.g., bearing interest or having stated principal) of domestic and for-eign issuers. These debt securities include bonds, debentures, notes, money market instruments (including foreign bank obligations, such as time deposits, certificates of deposit and bankers' acceptances, commercial paper and other short-term corporate debt obligations, and repurchase agreements), mortgage-related securities (including interest-only and principal-only stripped mort-gage-backed securities), asset-backed securities, municipal obligations and convertible debt obligations. The issuers may include domestic and foreign corporations, partnerships or trusts, and governments or their political sub-divisions, agencies or instrumentalities. Under normal market conditions, the Bond Portfolio seeks to provide performance results that equal or exceed the Salomon Brothers BIG Bond Index, which is a market-capitalization weighted in-dex that includes U.S. Treasury, Government-sponsored, mortgage and investment grade fixed-rate corporate fixed-income securities with a maturity of one year or longer and a minimum of $50 million amount outstanding at the time of in-clusion in the Salomon Brothers BIG Bond Index. As of March 31, 1996, the weighted average maturity of securities comprising the Salomon Brothers BIG Bond Index was approximately nine years and their average duration was approximately five years. Under normal market conditions, the Bond Portfolio invests in a portfolio of securities with a dollar-weighted average maturity ranging from four to thirteen years and a duration of not less than 65% of the Salomon Brothers BIG Bond Index and not more than 135% of the Salomon Brothers BIG Bond Index.

As a measure of a fixed-income security's cash flow, duration is an alterna-tive to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of five years would be expected to decline 5% if in-terest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 5% if interest rates fell 1%. The market price of a bond with a duration of ten years would be expected to increase or decline twice as much as the market price of a bond with a five year duration. Duration mea-sures a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until fi-nal payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Bond Portfolio, BSFM will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into ac-count the influence of interest rates on prepayments, coupon flows and other factors which may affect the maturity of the security. This method of comput-ing duration is known as effective duration.

BSFM anticipates actively managing the Bond Portfolio's assets in response to change in the business cycle. BSFM seeks to identify and respond to phases in the business cycle--simplistically, the expansion, topping out, recession and trough phases--and to invest the Bond Portfolio's assets by shifting among market sectors, maturities and relative credit quality in a way which it be-lieves will achieve the Bond Portfolio's objective in a relatively conserva-tive manner taking into account the volatility and risk associated with in-vesting in a portfolio of relatively longer-term fixed-income securities. While the Bond Portfolio seeks, as part of its investment objective, to pre-serve capital, investors should recognize that the net asset value per share of the Bond Portfolio should be expected to be more volatile than the net as-set value per share of a fund that invested in portfolio securities with a shorter duration.

At least 70% of the value of the Bond Portfolio's net assets must consist of securities which, in the case of bonds and other debt instruments, are rated no lower than A by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or, if unrated, deemed to be of comparable quality by BSFM. Up to 30% of the value of the Bond Portfolio's net assets may consist of securities which, in the case of bonds and other debt instruments, are rated no lower than Baa by Moody's or BBB by S&P, Fitch and Duff or, if unrated, deemed to be of comparable quality by BSFM. The Bond Portfolio may invest in short-term fixed-income obligations which are rated in the two highest rating categories by Moody's, S&P, Fitch or Duff. See "Risk Factors--Fixed-Income Securities" below, and "Appendix" in the Statement of Additional Information.

The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by Portfolio. By this Prospectus, shares of the Portfolios are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

INVESTMENT TECHNIQUES

Each Portfolio may engage in various investment techniques, such as options and futures transactions, short selling and lending portfolio securities, each of which involves risk. Each Equity Portfolio also may engage in foreign cur-rency exchange transactions, which also involve risk. Options and futures transactions, as well as investments in certain asset-backed, mortgage-backed and government securities, involve "derivative securities." Short selling is discussed below. For a discussion of these other investment techniques and their related risks, see "Appendix--Investment Techniques" and "Risk Factors" below.

Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To com-plete such a transaction, the Portfolio must borrow the security to make de-livery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividend which accrues dur-ing the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Short selling by the Bond Portfolio will be used primarily in conjunction with a long transaction, but not necessarily in the same instrument or an instru-ment with a similar maturity or interest rate, to effect a hedged position to take advantage of spreads in the market place.

Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account, containing liquid securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the cur-rent value of the security sold short; or (b) otherwise cover its short posi-tion in accordance with positions taken by the staff of the Securities and Ex-change Commission.

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. Each Portfo-lio may purchase call options to provide a hedge against an increase in the price of a security sold short by the Portfolio. See "Appendix--Investment Techniques--Options Transactions."

Each Portfolio anticipates that the frequency of short sales will vary sub-stantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets. No Portfolio may sell short the securities of any single issuer listed on a national securities ex-change to the extent of more than 5% of the value of its net assets. No Port-folio may sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

In addition to the short sales discussed above, each Portfolio may make short sales "against the box," a transaction in which the Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Portfolio delivers the security to close the short position. The Portfolio re-ceives the net proceeds from the short sale. The Portfolio at no time will have more than 15% of the value of its net assets in deposits on short sales against the box. It currently is anticipated that the Portfolio will make short sales against the box for purposes of protecting the value of the Port-folio's net assets.

CERTAIN FUNDAMENTAL POLICIES

Each Portfolio may (i) borrow money to the extent permitted under the 1940 Act; (ii) invest up to 5% of the value of its total assets in the obligations of any issuer, except that up to 25% of the value of the Portfolio's total as-sets may be invested, and securities issued or guaranteed by the U.S. Govern-ment, its agencies or instrumentalities may be purchased, without regard to any such limitation; and (iii) invest up to 25% of the value of its total as-sets in the securities of issuers in a single industry, provided that there is no such limitation on investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed as to a Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. See "Investment Objective and Management Policies-- Investment Restrictions" in the Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

Each Portfolio may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. In ad-dition, each Equity Portfolio may purchase securities of any company having less than three years' continuous operation (including operations of any pred-ecessors) if such purchase does not cause the value of such Equity Portfolio's investments in all such companies to exceed 5% of the value of its total as-sets. See "Investment Objective and Management Policies--Investment Restric-tions" in the Statement of Additional Information.

RISK FACTORS

No investment is free from risk. Investing in a Portfolio will subject invest-ors to certain risks which should be considered.

NET ASSET VALUE FLUCTUATIONS--(ALL PORTFOLIOS)
Each Portfolio's net asset value per share is not fixed and should be expected to fluctuate. Investors should purchase Portfolio shares only as a supplement to an overall investment program and only if investors are willing to under-take the risks involved.

EQUITY SECURITIES--(EQUITY PORTFOLIOS)
Investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. The securities of smaller cap companies may be subject to more abrupt or erratic market movements than larger cap com-panies, both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects. Changes in the value of the equity securities in an Equity Portfolio's portfolio will result in changes in the value of the Equity Portfolio's shares and thus the Equity Portfolio's yield and total return to investors.

FIXED-INCOME SECURITIES--(BOND PORTFOLIO)
Investors should be aware that even though interest-bearing securities are in-vestments which promise a stable stream of income, the prices of such securi-ties typically are inversely affected by changes in interest rates and, there-fore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized. Certain securities purchased by the Bond Portfolio, such as those with interest rates that fluctuate directly or indirectly based on mul-tiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a security purchased by the Bond Portfolio has been adversely changed, the Bond Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. Holding such securities that have been downgraded below investment grade can subject the Bond Portfolio to addi-tional risk. Certain securities purchased by the Bond Portfolio, such as those rated Baa by Moody's or BBB by S&P, Fitch or Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Debt securities which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Debt securities rated BBB by S&P are re-garded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than in higher rated categories. Fitch considers the obli-gor's ability to pay interest and repay principal on debt securities rated BBB to be adequate; adverse changes in economic conditions and circumstances, how-ever, are more likely to have an adverse impact on these debt securities and, therefore, impair timely payment. Debt securities rated BBB by Duff are con-sidered to have below average protection factors but still considered suffi-cient for prudent investment.

No assurance can be given as to the liquidity of the market for certain mort-gage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of in-terest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accor-dance with guidelines established by the Fund's Board of Trustees. In accor-dance with such guidelines, BSFM will monitor investments in such securities with particular regard to trading activity, availability of reliable price in-formation and other relevant information. The Bond Portfolio intends to treat other stripped mortgage-backed securities as illiquid securities. See "Appen-dix--Certain Portfolio Securities--Illiquid Securities."

Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. If the Bond Portfolio invests in such securities it may be required, to maintain its qualification as a regulated investment company and avoid liability for federal income taxes, to distribute the income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

CERTAIN INVESTMENT TECHNIQUES--(ALL PORTFOLIOS)
The use of investment techniques such as engaging in options and futures transactions, engaging in foreign currency exchange transactions, short sell-ing and lending portfolio securities involves greater risk than that incurred by many other funds with a similar objective. Using these techniques may produce higher than normal portfolio turnover and may affect the degree to which the Portfolio's net asset value fluctuates. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. See "Appendix--Investment Techniques."

Each Portfolio's ability to engage in certain short-term transactions may be limited by the requirement that, to qualify as a regulated investment company, it must earn less than 30% of its gross income from the disposition of securi-ties held for less than three months. This 30% test limits the extent to which the Portfolio may sell securities held for less than three months, effect short sales of securities held for less than three months, write options ex-piring in less than three months and invest in certain futures contracts, among other strategies. With the exception of the above requirement, the amount of portfolio activity will not be a limiting factor when making portfo-lio decisions. Under normal market conditions, the portfolio turnover rate of each Portfolio generally will not exceed 100%. See "Portfolio Transactions" in the Portfolios' Statement of Additional Information.

INVESTING IN FOREIGN SECURITIES--(ALL PORTFOLIOS)
Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, vol-ume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The issuers of some of these securities, such as foreign bank obligations, may be subject to less stringent or different regulations than are U.S. issuers. In addition, there may be less publicly available informa-tion about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and re-quirements comparable to those applicable to U.S. issuers.

Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, each Portfolio will be subject to additional risks which include possible adverse political and economic devel-opments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions that might adversely affect the payment of principal, interest and dividends on the foreign securities or might re-strict the payment of principal, interest and dividends to investors located outside the country of the issuers, whether from currency blockage or other-wise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when a Port-folio changes investments from one country to another.

Furthermore, some of these securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by a Portfolio from sources within foreign countries may be reduced by withholding or other taxes imposed by such countries, although applicable tax conventions may reduce or eliminate such taxes. All such taxes paid by a Portfolio will reduce its net income available for distribution to investors.

FOREIGN CURRENCY EXCHANGE--(EQUITY PORTFOLIOS)
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign govern-ments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies oc-curs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Equity Portfolio of unrealized profits or force the Equity Portfolio to cover its commitments for purchase or resale, if any, at the current market price.

FOREIGN COMMODITY TRANSACTIONS--(EQUITY PORTFOLIOS)
Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and may be subject to greater risks than trading on domestic exchanges. See "Appendix--Investment Techniques." For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless an Equity Portfolio hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Equity Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Equity Portfolio could incur losses as a result of those changes.

SIMULTANEOUS INVESTMENTS--(ALL PORTFOLIOS)
Investment decisions for each Portfolio are made independently from those of other investment companies or accounts advised by BSFM. However, if such other investment companies or accounts are prepared to invest in, or desire to dis-pose of, securities of the type in which a Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be al-located equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by the Portfolio.

                            Management of the Fund

BOARD OF TRUSTEES

The Fund's business affairs are managed under the general supervision of its Board of Trustees. The Portfolios' Statement of Additional Information con-tains the name and general business experience of each Trustee.

INVESTMENT ADVISER

The Portfolios' investment adviser is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institu-tional and individual investors. BSFM is a registered investment adviser and offers, either directly or through affiliates, investment advisory and admin-istrative services to open-end and closed-end investment funds and other man-aged pooled investment vehicles with net assets at March 31, 1997 of over $2.9 billion.

BSFM supervises and assists in the overall management of the Portfolios' af-fairs under an Investment Advisory Agreement between BSFM and the Portfolios' subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. Large Cap Value Portfolio's principal portfolio managers are Robert S. Reitzes and Mark A. Kurland. Mark A. Kurland, Chairman and Chief Executive Officer of BSFM and Bear Stearns Asset Management ("BSAM"), serves as Co-Manager of the Portfolio. Mr. Kurland also serves as Senior Managing Director of Bear, Stearns & Co. Inc. He was previously Director of Global Research from 1991 to 1995 at Bear, Stearns & Co. Inc., where he also served as a member of the Investment Policy Committee, President's Advisory Counsel, Equities Subcommittee and the Funds Committee. He was previously Co-Head of Institutional Equities and Director of Research at Mabon, Nugent & Co. Mr. Reitzes is also the principal portfolio manager for Small Cap Value Portfolio. Small Cap Value Portfolio is managed by Robert S. Reitzes, Harris Cohen and Gail Sprute. Mr. Reitzes is the Director of Mutual Funds of BSAM and Senior Managing Director of Bear Stearns since March 1994. From January 1991 to March 1994, he was Co-Director of Research and Senior Chemical Analyst of C.J. Lawrence/Deutsche Bank Securities Corp. Ms. Sprute joined BSAM in 1994 as an equity portfolio manager/equity analyst. From 1991 to 1994, she was employed by Deutsche Morgan Grenfell/C.J. Lawrence as an associate analyst in the equity research division. Mr. Cohen joined BSAM in 1996 as an equity portfolio manager/analyst. Prior to this, he was a Senior Analyst at Furman Selz LLC. Mr. Cohen graduated in 1993 with a M.B.A. from the Stern School of Business at New York University. The Bond Portfolio's principal portfolio manager is Peter E. Mahoney. Mr. Mahoney rejoined Bear Stearns in November 1995 as a Managing Director of Bear Stearns and Director of Fixed Income Investments of BSAM, positions he held during his employment with Bear Stearns from June 1987 through November 1994. From November 1994 to November 1995 he was a financial consultant.

Under the terms of the Investment Advisory Agreement, each Equity Portfolio has agreed to pay BSFM a monthly fee at the annual rate of 0.75 of 1% of the Equity Portfolio's average daily net assets and the Bond Portfolio has agreed to pay BSFM a monthly fee at the annual rate of 0.45 of 1% of the

Bond Portfolio's average daily net assets. For the fiscal year ended March 31, 1997, no fees were paid by the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio pursuant to a voluntary undertaking by BSFM.

Each Portfolio's administrator is BSFM. Under the terms of an Administration Agreement with the Fund, BSFM generally supervises all aspects of the opera-tion of each Portfolio, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. For providing administrative services to each Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of each Portfolio's average daily net assets. Un-der the terms of an Administrative Services Agreement with the Fund, PFPC Inc. provides certain administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $200 million, 0.075 of 1% of the next $200 million, 0.05 of 1% of the next $200 million and 0.03 of 1% of net assets above $600 million, subject to a minimum annual fee of $132,000 for each Portfolio.

For the fiscal year ended March 31, 1997, Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio each paid PFPC Inc. a monthly fee at the effective annual rate of 0.49 of 1%, 0.31 of 1% and 0.45 of 1%, respec-tively of the Portfolio's average daily net assets.

From time to time, BSFM may waive receipt of its fees and/or voluntarily as-sume certain Portfolio expenses, which would have the effect of lowering the Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. No Portfolio will pay BSFM at a later time for any amounts it may waive, nor will a Portfolio reimburse BSFM for any amounts it may assume. From time to time PFPC Inc. may waive a portion of its fee. Effective May 1, 1996, and until further notice, PFPC Inc. will reduce each Portfolio's monthly minimum to $7,500 for net assets of less than $25 million; $9,167 for net assets of $25 million to $50 million; $11,000 for net assets in excess of $50 million. PFPC Inc. reserves the right to re-voke this voluntary fee waiver at any time.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of each Portfolio's shares. See "Portfolio Transactions" in the Statement of Addi-tional Information.

Bear Stearns has agreed to permit the Fund to use the name "Bear Stearns" or derivatives thereof as part of the Fund name for as long as the Investment Ad-visory Agreement is in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as each Portfolio's principal underwriter and distributor of each Portfolio's shares pursuant to an agreement which is renewable annually. Bear Stearns is entitled to receive the sales load described under "How to Buy Shares" and payments under each Portfolio's Distribution and Shareholder Servicing Plan described below.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is each Portfolio's custodian. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is each Portfolio's transfer agent, dividend disbursing agent and registrar (the "Transfer Agent"). The Transfer Agent also provides certain administrative services to each Portfolio.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

Under a plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), each Portfolio pays Bear Stearns for distrib-uting Portfolio shares and for providing per sonal services to, and/or maintaining accounts of, Portfolio shareholders a fee as follows of the average daily net assets of the respective class:

--------------------------------------------------------------------------------
                                                                 CLASS A CLASS C
--------------------------------------------------------------------------------
Equity Portfolios..............................................   0.50%    1.00%
Bond Portfolio.................................................   0.35%    0.75%

Under the Plan, Bear Stearns may pay third parties in respect of these serv-ices such amount as it may determine. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. The Fund under-stands that these third parties also may charge fees to their clients who are beneficial owners of Portfolio shares in connection with their client ac-counts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Plan.

EXPENSE LIMITATION

BSFM has undertaken until such time as it gives investors at least 60 days no-tice to the contrary that, if in any fiscal year, certain expenses, including the investment advisory fee and fees under the Plan, exceed 0.80% of the aver-age daily net assets of the Bond Portfolio--Class A, 1.20% of the average daily net assets of the Bond Portfolio--Class C, 1.50% of the average daily net assets of each Equity Portfolio--Class A and 2.00% of the average daily net assets of each Equity Portfolio--Class C for the fiscal year, BSFM may waive a portion of its investment advisory fee or bear other expenses to the extent of the excess expense.

                               HOW TO BUY SHARES

GENERAL

The minimum initial investment is $1,000, or $500 if the investment is for Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant. Subsequent investments ordinarily must be at least $250 or $100 for retirement plans. Share certificates are issued only upon written request. No certifi-cates are issued for fractional shares. The Fund reserves the right to reject any purchase order. The Fund reserves the right to vary the initial and subse-quent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to minimum investment require-ments.

Purchases of a Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with Bear Stearns (an "Authorized Dealer"). Purchases of a Portfo-lio's shares also may be made directly through the Transfer Agent. When pur-chasing Portfolio shares, investors must specify which class is being pur-chased.

Purchases are effected at the public offering price next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Trans-fer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settle-ment date") after the trade date. Investors who make payment before the set-tlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made be-fore the settlement date.

PURCHASE PROCEDURES

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accept-ed), Federal Reserve draft or by wiring Federal Funds with funds held in bro-kerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds--[Name of Portfolio]" if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention: The Bear Stearns Funds--[Name of Portfolio], P.O. Box 8960, Wilmington, Delaware 19899-8960. Direct overnight deliveries to PFPC, Inc., 400 Bellevue Parkway, Suite 108, Wilmington, Dela-ware 19809. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Shareholders may not purchase shares of the Portfolio with a check issued by a third party and endorsed over to the Portfolio. Orders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Authorized Dealer) is responsible for forwarding payment promptly to the Fund. The Fund will charge $7.50 for each wire redemption. The payment proceeds of a redemption of shares recently purchased by check may be delayed as described under "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in a Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Fund. An account with a Portfolio may be established by completing and signing the Account Information Form indicating which Class of shares is being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check to cover the purchase, to PFPC Inc., Attention: The Bear Stearns Funds--[Name of Portfolio], P.O. Box 8960, Wilmington, Delaware 19899-8960.

Subsequent purchases of shares may be made by checks made payable to the Fund and directed to the address set forth in the preceding paragraph. The Portfo-lio account number should appear on the check.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (cur-rently 4:00 p.m., New York time) on any day the relevant Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next deter-mined.

Shares of the Portfolios are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of each class of each Portfolio is computed by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. Each Equity Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with pro-cedures established by, the Fund's Board of Trustees. Substantially all of the Bond Portfolio's investments are valued each business day at fair value as de-termined by one or more independent pricing services (the "Service") approved by the Fund's Board of Trustees. Procedures of the Service are reviewed under the general supervision of the Fund's Board of Trustees. The remaining assets of the Bond Portfolio are valued using available market quotations or at fair value as determined in good faith by, or in accordance with procedures estab-lished by, the Fund's Board of Trustees. For further information regarding the methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value" in the Portfolios' Statement of Additional Information.

Federal regulations require that investors provide a certified Taxpayer Iden-tification Number (a "TIN") upon opening or reopening an account. See "Divi-dends, Distributions and Taxes." Failure to furnish a certified TIN to the Fund could subject the investor to backup withholding and a $50 penalty im-posed by the Internal Revenue Service (the "IRS").

CLASS A SHARES

The sales charge may vary depending on the dollar amount invested in each Portfolio. The public offering price for Class A shares of each Equity Portfo-lio is the net asset value per share of that class plus a sales load, which is imposed in accordance with the following schedule:

-------------------------------------------------------------------------------
                                     TOTAL SALES LOAD
                              ------------------------------
                              AS A % OF      AS A % OF       DEALER CONCESSIONS
                              OFFERING PRICE NET ASSET VALUE AS A %
AMOUNT OF TRANSACTION         PER SHARE      PER SHARE       OF OFFERING PRICE
-------------------------------------------------------------------------------
Less than $50,000............ 4.75%          4.99%           4.25%
$50,000 to less than
$100,000..................... 4.25           4.44            3.75
$100,000 to less than
$250,000..................... 3.75           3.90            3.25
$250,000 to less than
$500,000..................... 3.25           3.36            3.00
$500,000 to less than
$750,000..................... 2.75           2.83            2.50
$750,000 to less than
$1,000,000................... 2.25           2.30            2.00
$1,000,000 and above......... 0.00           0.00            1.00

The public offering price for Class A shares of the Bond Portfolio is the net asset value per share of that class plus a sales load, which is imposed in ac-cordance with the following schedule:

-------------------------------------------------------------------------------
                                     TOTAL SALES LOAD
                              ------------------------------
                              AS A % OF      AS A % OF       DEALER CONCESSIONS
                              OFFERING PRICE NET ASSET VALUE AS A %
AMOUNT OF TRANSACTION         PER SHARE      PER SHARE       OF OFFERING PRICE
-------------------------------------------------------------------------------
Less than $50,000............ 3.75%          3.90%           3.25%
$50,000 to less than
$100,000..................... 3.25           3.36            2.75
$100,000 to less than
$250,000..................... 2.75           2.83            2.25
$250,000 to less than
$500,000..................... 2.25           2.30            2.00
$500,000 to less than
$750,000..................... 2.00           2.04            1.75
$750,000 to less than
$1,000,000................... 1.50           1.52            1.25
$1,000,000 and above......... 0.00*          0.00            0.50



--------------------
* There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if an investor purchases Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeems those shares within one year after purchase, a CDSC of 1.00% and 0.50% for each Equity Portfolio and the Bond Portfolio, respectively, will be imposed at the time of redemption.

The terms contained in the section of the Fund's Prospec-tus entitled "How to Redeem Shares--Contingent Deferred Sales Charge--Class C Shares" are applicable to the Class A shares subject to a CDSC. Letter of In-tent and Right of Accumulation apply to such purchases of Class A shares.

The dealer concession may be changed from time to time but will remain the same for all dealers. From time to time, Bear Stearns may make or allow addi-tional payments or promotional incentives to dealers that sell Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Class A shares. Dealers may re-ceive a larger percentage of the sales load from Bear Stearns than they re-ceive for selling most other funds.

Class A shares may be sold at net asset value to (a) Bear Stearns, its affili-ates or their respective officers, directors or employees (including retired employees), any partnership of which Bear Stearns is a general partner, any Trustee or officer of the Fund and designated family members of any of the above individuals; (b) qualified retirement plans of Bear Stearns; (c) any em-ployee or registered representative of any Authorized Dealer or their respec-tive spouses and minor children; (d) trustees or directors of investment com-panies for which Bear Stearns or an affiliate acts as sponsor; (e) any state, county or city, or any instrumentality, department, authority or agency there-of, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of Portfolio shares; (f) any in-stitutional investment clients including corporate sponsored pension and prof-it-sharing plans, other benefit plans and insurance companies; and (g) any pension funds, state and municipal governments or funds, Taft-Hartley plans and qualified non-profit organizations, foundations and endowments; (h) trust institutions (including bank trust departments) investing on their own behalf or on behalf of their clients; and (i) accounts as to which an Authorized Dealer charges an asset management fee. To take advantage of these exemptions, a purchaser must indicate its eligibility for an exemption to Bear Stearns along with its Account Information Form. Such purchaser agrees to notify Bear Stearns if, at any time of any additional purchases, it is no longer eligible for an exemption. Bear Stearns reserves the right to request certification or additional information from a purchaser in order to verify that such purchaser is eligible for an exemption. Bear Stearns reserves the right to limit the participation of its employees in Class A shares of each Portfolio. Dividends and distributions reinvested in Class A shares of a Portfolio will be made at the net asset value per share on the reinvestment date.

Class A shares of each Portfolio also may be purchased at net asset value, with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. Howev-er, if such investor redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. This includes shares of a mutual fund which were subject to a contingent deferred sales charge upon redemption. The purchase must be made within 60 days of the redemption, and Bear Stearns must be notified by the investor in writing, or by the investor's investment professional, at the time the purchase is made. Bear Stearns will offer to pay Authorized Dealers an amount up to 1.00% of the net asset value of shares purchased by the dealers' clients or customers in this manner.

THE BEAR STEARNS FUNDS

     Account Information Form

     Please Note: Do not use this form to open a retirement plan account. For retirement plan forms call 1-800-766-4111. For assistance in completing this form, contact PFPC Inc. at 1-800-447-1139.

1    Account Type  (Please print; indicate only one registration type)

     [ ]  Individual                     [ ]  Joint Tenant

     -----------------------------------------------------------------------------------------------------------------
     NAME

     -----------------------------------------------------------------------------------------------------------------
     JOINT REGISTRANT, IF ANY  (SEE NOTES 1 AND 2)

     ___ ___ ___ ___ ___ ___ ___ ___ ___            ___ ___ ___ ___ ___ ___ ___ ___
     SOCIAL SECURITY NUMBER OF PRIMARY OWNER            TAXPAYER IDENTIFICATION NUMBER

     (1) Use only the Social Security number or Taxpayer Identification Number of the first listed joint tenant.

     (2) For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

     -----------------------------------------------------------------------------------------------------------------
     [ ] Uniform Gift to Minors, or     [ ] Uniform Transfer to Minors (where allowed by law)

     -----------------------------------------------------------------------------------------------------------------
     NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

     -----------------------------------------------------------------------------------------------------------------
     NAME OF MINOR (ONLY ONE PERMITTED)

     Under the                                                                    Uniform Gift/Transfers to Minors Act.
               -----------------------------------------------------------------
                                   STATE RESIDENCE OF MINOR


     ___ ___ / ___ ___ / ___ ___               ___ ___ ___ ___ ___ ___ ___ ___ ___
     MINOR'S DATE OF BIRTH                     MINOR'S SOCIAL SECURITY NUMBER (REQUIRED TO OPEN ACCOUNT)

     -----------------------------------------------------------------------------------------------------------------
     [ ] Corporation     [ ] Partnership     [ ] Trust*    [ ] Other

     -----------------------------------------------------------------------------------------------------------------
     NAME OF CORPORATION, PARTNERSHIP, OR OTHER

     -----------------------------------------------------------------------------------------------------------------
     NAME(S) OF TRUSTEE(S)                              DATE OF THE TRUST AGREEMENT

     ___ ___ ___ ___ ___ ___ ___ ___ ___            ___ ___ ___ ___ ___ ___ ___ ___
     SOCIAL SECURITY NUMBER (REQUIRED TO OPEN ACCOUNT)  TAXPAYER IDENTIFICATION NUMBER (REQUIRED TO OPEN ACCOUNT)

     * If a Trust, include date of trust instrument and list of trustees if they are to be named in the registration.

2    Mailing Address

     -----------------------------------------------------------------------------------------------------------------
     STREET OR P.O. BOX                                                                 APARTMENT NUMBER

     -----------------------------------------------------------------------------------------------------------------
     CITY                                               STATE                           ZIP CODE

     (     )                                                            (     )
     -----------------------------------------------------------------------------------------------------------------
     DAY TELEPHONE                                                      EVENING TELEPHONE

3    Investment Information
     Method of Investment
     [ ]  I have enclosed a check for a minimum initial investment of $1,000 per Fund.
     [ ]  I have enclosed a check for a minimum subsequent investment of $250 per Fund or completed the Systematic
          Investment Plan information in Section 13.

     [ ]  I purchased _____________________ shares of _______________________________________________ through my broker on ____/____/____. Confirm # _______________.

     Please make my investment in the Funds designated below:
     -----------------------------------------------------------------------------------------------------------------
     CLASS A  CLASS C         BEAR STEARNS FUNDS                                                INVESTMENT AMOUNT
     -----------------------------------------------------------------------------------------------------------------
     ______   ______          S&P STARS Portfolio                                               $______________________
     ______   ______          Large Cap Value Portfolio                                         $______________________
     ______   ______          Small Cap Value Portfolio                                         $______________________
     ______   ______          Total Return Bond Portfolio                                       $______________________
     ______   ______          The Insiders Select Fund                                          $______________________
     ______   ______          Emerging Markets Debt Portfolio                                   $______________________
     ______   ______          Money Market Portfolio                                            $______________________
                N/A           Focus List Portfolio                                              $----------------------
     ------   ------
                              TOTAL INVESTMENT AMOUNT                                           $======================

     Note: All shares purchased will be held in a shareholder account for the investor at the Transfer Agent. Checks drawn on foreign banks and checks made payable to persons or entities other than the Fund will not be accepted. Checks should be made payable to the Fund which you are investing in. If no class is designated, your investment will be made in Class A shares.

                                                    NOT PART OF THE PROSPECTUS

4    Reduced Sales Charge (Available for Class A Shares Only)
     Method of Investment

     Are you a shareholder in another Bear Stearns Fund?   [ ] Yes  [ ] No
     [ ]  I apply for Right of Accumulation reduced sales charges based on the following Bear Stearns Fund Accounts (excluding Class C Shares).

     ------------------------------------------------------------------------------------------------------------------
     FUND  ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

     -----------------------------------------------------------------------------------------------------------------
     FUND  ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

     -----------------------------------------------------------------------------------------------------------------
     FUND  ACCOUNT NUMBER OR SOCIAL SECURITY NUMBER

     Letter of Intent

     [ ]  I am already investing under an existing Letter of Intent.

     [ ]  I agree to the Letter of Intent provisions in the Fund's current prospectus. During a 13-month period, I plan to invest a dollar amount of at least:  [ ]  $50,000  [ ]  $100,000  [ ]  $250,000  [ ]  $500,000  [ ]  $750,000  [ ]  $1,000,000

     Net Asset Value Purchase

     [ ]  I qualify for an exemption from the sales charge by meeting the conditions set forth in the prospectus. (Please attach certification to this form.)

     [ ]  I qualify to purchase shares at net asset value, with proceeds received from a mutual fund or closed-end fund not distributed by Bear Stearns. (Please attach proof of fund share redemption.)

5    Distribution Options

     Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

     Dividends                       [ ]  Pay by check.       [ ]  Reinvest.
     Capital Gains                   [ ]  Pay by check.       [ ]  Reinvest.

     The Redirected Distribution Option allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

     [ ]  Please reinvest dividends and capital gains from the ____________________________ to the __________________________ .
                                                                     (NAME OF FUND)                     (NAME OF FUND)

     If you elect to have distributions paid by check, distributions will be sent to the address of record. Distributions may also be sent to another payee:

     -----------------------------------------------------------------------------------------------------------------
     NAME

     -----------------------------------------------------------------------------------------------------------------
     STREET OR P.O. BOX                                                                              APARTMENT NUMBER

     -----------------------------------------------------------------------------------------------------------------
     CITY                                                                       STATE                ZIP CODE

     -----------------------------------------------------------------------------------------------------------------
     Optional Features

6    Automatic Withdrawal Plan

     [ ]  Fund Name                                                                [ ] Amount
                   -------------------------------------------------------                 --------------------------

     [ ]  Startup month __________________________

     Frequency option:   [ ] Monthly     [ ] Every other month    [ ] Quarterly    [ ] Semiannually     [ ] Annually

     .   A minimum account value of $5,000 in a single account is required to establish an automatic withdrawal plan.
     .   Payments will be made on or near the 25th of the month.
     .   Shareholders holding share certificates are not eligible for the Automatic Withdrawal Plan.
     [ ] Please mail checks to Address of Record (Named in Section 2)
     [ ] Please electronically credit my Bank of Record (Named in Section 9)
     [ ] Special payee as specified below:

     -----------------------------------------------------------------------------------------------------------------
     NAME

     -----------------------------------------------------------------------------------------------------------------
     STREET OR P.O. BOX                                                                         APARTMENT NUMBER

     -----------------------------------------------------------------------------------------------------------------
     CITY                                                                       STATE           ZIP CODE

7    Telephone Exchange Privilege

     Unless indicated below, I authorize the Transfer Agent to accept instructions from any persons to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

     [ ]  I DO NOT want the Telephone Exchange Privilege.

                                                    NOT PART OF THE PROSPECTUS

8    Telephone Redemption Privilege

     [ ]  I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current prospectus.

     Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 9 is completed for redemption by wire of $500 or more.

9    Bank of Record (for Telephone Redemptions and/or Systematic Investment Plans)
     Please attach a voided check (for electronic credit to your checking account) in the space provided in Section 13.

     -----------------------------------------------------------------------------------------------------------------
     BANK NAME

     -----------------------------------------------------------------------------------------------------------------
     STREET OR P.O. BOX                                                                 APARTMENT NUMBER

     -----------------------------------------------------------------------------------------------------------------
     CITY                                                             STATE             ZIP CODE

     -----------------------------------------------------------------------------------------------------------------
     BANK ABA NUMBER                                                  BANK ACCOUNT NUMBER

     -----------------------------------------------------------------------------------------------------------------
     ACCOUNT NAME

10   Signature and Taxpayer Certification

     The undersigned warrants that I(we) have full authority and, if a natural person, I(we) am(are) of legal age to purchase shares pursuant to this Account Information Form, and have received a current prospectus for the Bear Stearns Fund(s) in which I(we)
     am(are) investing. The undersigned acknowledges that the Telephone Exchange Privilege is automatic and that I(we) may bear the risk of loss in event of fraudulent use of the Privilege. If I(we) do not want the Telephone Exchange Privilege, I(we) have so indicated on this Account Information Form.

     Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:
     Under penalty of perjury, I certify that:
     (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
     (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the IRS that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends or (c)
         the IRS has notified me that I am no longer subject to backup withholding.

     Certification Instructions -You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. Mutual fund shares are not deposits of, or guaranteed by, any depository institution, nor are they insured by the FDIC. Investment in the funds involves investment risks, including possible loss of principal.

     [ ] Exempt from backup withholding         [ ] Nonresident alien (Form W-8 attached)
                                                                                          -----------------------------
                                                                                          COUNTRY OF CITIZENSHIP

     -----------------------------------------------------------------------------------------------------------------
     AUTHORIZED SIGNATURE                                              TITLE              DATE

     -----------------------------------------------------------------------------------------------------------------
     AUTHORIZED SIGNATURE                                              TITLE              DATE

11   For Authorized Dealer Use Only (Please Print)

     We hereby authorize the Transfer Agent to act as our agent in connection with the transactions authorized by the Account
     Information Form and agree to notify the Transfer Agent of any purchases made under a Letter of Intent or Right of
     Accumulation. If this Account Information Form includes a Telephone Exchange Privilege authorization, a Telephone Redemption
     Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

     -----------------------------------------------------------------------------------------------------------------
     DEALER'S NAME                                                              DEALER NUMBER

     -----------------------------------------------------------------------------------------------------------------
     MAIN OFFICE ADDRESS                                                        BRANCH NUMBER

     -----------------------------------------------------------------------------------------------------------------
     REPRESENTATIVE'S NAME                                                      REP. NUMBER
                                                                                (     )
     -----------------------------------------------------------------------  --------------------------------------
     BRANCH ADDRESS                                                             TELEPHONE NUMBER

     -----------------------------------------------------------------------------------------------------------------
     AUTHORIZED SIGNATURE OF DEALER                     TITLE                           DATE

12   Additional Account Statements (Please Print)

     In addition to myself and my representative, please send copies of my account statements to:

     ----------------------------------------------------------     ----------------------------------------------------------
     NAME                                                             NAME

     ----------------------------------------------------------     ----------------------------------------------------------
     ADDRESS                                                          ADDRESS

     ----------------------------------------------------------     ----------------------------------------------------------
     CITY, STATE, ZIP CODE                                            CITY, STATE, ZIP CODE



                                                    NOT PART OF THE PROSPECTUS

13   Systematic Investment Plan

     The Systematic Investment Plan, which is available to shareholders of the Bear Stearns Funds, makes possible regularly scheduled purchases of Fund shares to allow dollar-cost averaging. The Funds' Transfer Agent can arrange for an amount of money selected by you ($100 minimum) to be deducted from your checking account and used to purchase shares of a specified Bear
     Stearns Fund. A $250 minimum initial investment is required. This may not be used in conjunction with the Automatic Withdrawal
     Plan.

     Please debit $_______________ from my checking account (named in Section 9) on or about the 20th of the month. Depending on the

     Application receipt date, the Plan may take 10 to 20 days to be in effect.

     [ ] Monthly                [ ] Every alternate month
     [ ] Quarterly              [ ] Other _________________________________

     $ ______________ into the ______________________________________________Fund __________________________ Start Month.
        $100 MINIMUM

     $ ______________ into the ______________________________________________Fund __________________________ Start Month.
        $100 MINIMUM

     $ ______________ into the ______________________________________________Fund __________________________ Start Month.
        $100 MINIMUM

     If you are applying for the Telephone Redemption Privilege or Systematic Investment Plan, please tape your voided check on top of our sample below.

        John Smith                                                                                               000
        123 First Avenue
        Anytown, USA 12345

        -----------------------------------------------------------------------------------------------------------
                                                               VOID
        -----------------------------------------------------------------------------------------------------------

        -------------------------------------------------             -------------------------------------------

     Service Assistance
     Our knowledgeable Client Services Representatives are available to assist you between 8:00 a.m. and 6:00 p.m.
     Eastern Time at:
     1-800-447-1139

     Mailing or Fax Instructions

     Mail your completed Account Information Form and check to:

     The Bear Stearns Funds
     c/o PFPC Inc.
     P.O. Box 8960
     Wilmington, DE 19899-8960
     Fax: 302-791-1777

     If applications will be faxed, please call and notify Client Services at 1-800-
     447-1139 before placing an order.

     Bear, Stearns & Co. Inc.
     6.97

                                                    NOT PART OF THE PROSPECTUS

CLASS C SHARES

The public offering price for Class C shares is the next determined net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares."

RIGHT OF ACCUMULATION--CLASS A SHARES

Pursuant to the Right of Accumulation, certain investors are permitted to pur-chase Class A shares of any Portfolio at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the current pub-lic offering price of all Class A shares of the Portfolios, shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, then held by the investor. The following purchases of Class A shares may be aggregated for the purposes of determining the amount of pur-chase and the corresponding sales load: (a) individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years including shares purchased in connection with a retirement account exclusively for the benefit of such individual(s), such as an IRA, and pur-chases made by a company controlled by such individual(s); (b) individual pur-chases by a trustee or other fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under Section 401(k) of the Code, and medical, life and disability insurance trusts); or (c) individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee bene-fit plans of a single employer or of employers affiliated with each other. Subsequent purchases made under the conditions set forth above will be subject to the minimum subsequent investment of $250 and will be entitled to the Right of Accumulation.

LETTER OF INTENT--CLASS A SHARES

By checking the appropriate box in the Letter of Intent section of the Account Information Form, investors become eligible for the reduced sales load appli-cable to the total number of Class A shares of each Portfolio, Class A shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, purchased in a 13-month period pursuant to the terms and under the conditions set forth herein. A minimum initial purchase of $1,000 is required. The Transfer Agent will hold in escrow 5% of the amount indicated in the Account Information Form for payment of a higher sales load if the investor does not purchase the full amount indicated in the Account In-formation Form. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If an in-vestor's purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the total purchase at the end of 13 months. If to-tal purchases are less than the amount specified, the investor will be re-quested to remit an amount equal to the difference between the sales load ac-tually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact, will redeem an appropriate number of shares held in es-crow to realize the difference. Checking a box in the Letter of Intent section of the Account Information Form does not bind an investor to purchase, or a Portfolio to sell, the full amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time an investor purchases shares of any of the above-listed funds, the investor must indicate its intention to do so under the Letter of Intent section of the Account Information Form.

SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan permits investors to purchase shares of a Port-folio (minimum initial investment of $250 and minimum subsequent investments of $100 per transaction) at regular intervals selected by the investor. Provided the investor's bank or other financial institution allows automatic withdrawals, Portfolio shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and Portfolio shares will be purchased once a month, on the twentieth day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment
Plan should call the Transfer Agent at 1-800-447-1139 to obtain the ap-propriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Systematic Investment Plan involves the continuous investment in a Portfolio regardless of fluctuating price levels of the Portfolio's shares, investors should consider their financial ability to continue to purchase through periods of low price levels. The Fund may modify or terminate the Systematic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.

                             Shareholder Services

EXCHANGE PRIVILEGE

The Exchange Privilege enables an investor to purchase, in exchange for shares of a Class of a Portfolio, shares of the same Class of the Fund's other port-folios or shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, and the Money Market Portfolio of The RBB Fund, Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to invest-ors. To use this Privilege, investors should consult their account executive at Bear Stearns, their account executive at an Authorized Dealer or the Trans-fer Agent to determine if it is available and whether any conditions are im-posed on its use.

To use this Privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares--General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to ex-change shares of a Portfolio by phone because share certificates must accom-pany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange re-quests to the Transfer Agent in writing.

If the exchanging shareholder does not currently own shares of the portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless other-wise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. To participate in the Systematic Investment Plan or establish automatic withdrawal for the new ac-count, however, an exchanging shareholder must file a specific written re-quest. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days' notice to the affected portfolio or fund shareholders. The Fund, BSFM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is regis-tered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Au-thorized Dealer or the Transfer Agent. Except in the case of Personal Retire-ment Plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares be-ing exchanged must have a value of at least the minimum initial investment re-quired for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or ex-ceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the Portfolio or Fund.

Shares will be exchanged at the next determined net asset value; however, ex-cept in the instances described below, a sales load may be charged with re-spect to exchanges of Class A shares into portfolios or funds sold with a sales load. Generally, a sales load will be charged if the shares being exchanged were subject to a sales load which is lower than the sales load to which the shares being purchased are subject or were not subject to any sales load. No CDSC will be imposed on Class C shares at the time of an exchange. The CDSC applicable on redemption of the acquired Class C shares will be calculated from the date of the initial purchase of the Class C shares exchanged. If an investor is exchanging Class A shares into a portfolio or fund that charges a sales load, the investor may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the portfolio or fund from which the investor is exchanging were: (a) purchased with a sales load; (b) acquired by a previous exchange from shares purchased with a sales load; or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange the investor must notify Bear Stearns, the Authorized Dealer or the Transfer Agent. Any such qualification is subject to confirmation of the investor's holdings through a check of appropriate records. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one portfolio or fund for shares of another is treated for federal income tax purposes as a sale of the shares given in ex-change by the shareholder and, therefore, an exchanging shareholder may recog-nize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION

The Redirected Distribution Option enables a shareholder to invest automati-cally dividends and/or capital gain distributions, if any, paid by a Portfolio in shares of the same Class of another portfolio of the Fund or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the then-current net asset value. If an investor is investing in a Class that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

                             How to Redeem Shares

GENERAL

The redemption price will be based on the net asset value next computed after receipt of a redemption request; in certain instances a CDSC will be charged.

Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one class, any re-quest for redemption must specify the class of shares being redeemed. If the investor fails to specify the class of shares to be redeemed or if the in-vestor owns fewer shares of the class than specified to be redeemed, the re-demption request may be delayed until the Transfer Agent receives further in-structions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed directly through Bear Stearns.

Each Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. The Fund will reject requests to redeem shares by tel-ephone or wire for a period of 15 days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.

The Fund reserves the right to redeem investor accounts at its option upon not less than 60 days written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the notice period. Shareholders who have redeemed Class A shares may reinstate their Portfolio account without a sales charge up to the dollar amount redeemed by purchasing Class A shares of the same Portfolio within 60 days of the redemption. To take advantage of this reinstatement privilege, shareholders must notify their Bear Stearns account executive, Authorized Dealer or the Transfer Agent at the time the privilege is exercised.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed
(i) the current net asset value of Class C shares acquired through reinvest-ment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class C shares above the dollar amount of all such investor's payments for the purchase of Class C shares held by the in-vestor at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares ac-quired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and, finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of an Equity Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. As-suming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the rein-vested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

The CDSC applicable to Class C shares will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), of the shareholder, (b) redemptions by employees participating in El-igible Benefit Plans, (c) redemptions as a result of a combination of any in-vestment company with a Portfolio by merger, acquisition of assets or other-wise, and (d) a distribution following retirement under a tax-deferred retire-ment plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code. If the Fund's Trust-ees determine to discontinue the waiver of the CDSC, the disclosure in the Portfolios' prospectus will be revised appropriately. Any Portfolio shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Portfolio's prospectus at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption an investor must notify the Transfer Agent or the investor's Bear Stearns account execu-tive or the investor's Authorized Dealer must notify the Distributor. Any such qualification is subject to confirmation of the investor's entitlement.

PROCEDURES

REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS
Clients with a brokerage account may submit redemption requests to their ac-count executives or Authorized Dealers in person or by telephone, mail or wire. As the Fund's agent, Bear Stearns or Authorized Dealers may honor a re-demption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the sharehold-er's brokerage account at the election of the shareholder. Bear Stearns ac-count executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably be-lieved by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT
Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Mail re-demption requests should be sent to the Transfer Agent at: PFPC Inc., Atten-tion: The Bear Stearns Funds--[Name of Portfolio], P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS
A shareholder may have redemption proceeds of $500 or more wired to the share-holder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Autho-rized Dealer, or to the Transfer Agent if the shares are not held in a broker-age account.

If share certificates have been issued, written redemption instructions, indi-cating the portfolio from which shares are to be redeemed, and duly endorsed share certificates, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partner-ship, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the share-holders and the Portfolio against fraudulent transactions by unauthorized per-sons. A signature guarantee may be obtained from a domestic bank or trust com-pany, recognized broker, dealer, clearing agency or savings association who are participants in a medallion program by the securities transfer associa-tion. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guaran-tees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion. Any questions with respect to signature-guaran-tees should be directed to the Transfer Agent by calling 1-800-447-1139.

During times of drastic economic or market conditions, investors may experi-ence difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being proc-essed at a later time than it would have been if telephone redemption had been used. During the delay, each Portfolio's net asset value may fluctuate.

AUTOMATIC WITHDRAWAL

Automatic Withdrawal permits investors to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly or quarterly basis if the investor has a $5,000 minimum account. An application for Automatic Withdrawal can be obtained from Bear Stearns or the Transfer Agent. Automatic Withdrawal may be ended at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through Au-tomatic Withdrawal. Purchases of additional shares concurrent with withdrawals generally are undesirable.

Class C shares withdrawn pursuant to the Automatic Withdrawal will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

                      Dividends, Distributions and Taxes

Dividends will be automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option. The Bond Portfolio declares dividends from net investment income on each day the New York Stock Exchange is open for business. These dividends usually are paid on or about the twentieth day of each month. The earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Shares begin accruing in come dividends on the day the purchase order is effective. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption.

Each Equity Portfolio ordinarily pays dividends from its net investment income at least once a year.

Each Portfolio distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the dis-tribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Portfolio will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distri-bution Option. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of each Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular class of a Portfolio will be borne exclusively by such class. Class C shares will re-ceive lower per share dividends than Class A shares because of the higher ex-penses borne by Class C shares. See "Fee Table."

Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains re-alized from the sale or disposition of certain market discount bonds, paid by a Portfolio will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Portfolio or redi-rected into another portfolio or fund. Distributions from net realized long-term securities gains of a Portfolio will be taxable to U.S. shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their Portfolio's shares and whether such distri-butions are received in cash or reinvested in, or redirected into other, shares. The Code provides that the net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 28%. Divi-dends and distributions may be subject to state and local taxes.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other dispo-sition of certain market discount bonds, paid by a Portfolio to a foreign in-vestor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate speci-fied in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. non-resident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distribu-tions from securities gains, if any, paid during the year.

The Code provides for the "carryover" of some or all of the sales load imposed on a Portfolio's Class A shares if an investor exchanges such shares for shares of another fund or portfolio advised or sponsored by BSFM or its affil-iates within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares, up to the amount of the reduction of the sales load charge on the exchange, is not in-cluded in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.

Generally, the Fund must withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such share holder fails to certify that the TIN furnished in connection with opening an account is correct and that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may direct the Fund to institute backup withholding if the IRS determines that a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's federal income tax return.

While a Portfolio is not expected to have any federal tax liability, investors should expect to be subject to federal, state and local taxes in respect of their investment in Portfolio shares.

Management of the Fund believes that each Portfolio has qualified for the fis-cal year ended March 31, 1997 as a "regulated investment company" under the Code. Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves a Portfolio of any liability for federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. A Port-folio may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

Each investor should consult its tax adviser regarding specific questions as to federal, state or local taxes applicable to an investment in a Portfolio.

                            Performance Information

For purposes of advertising, performance for each class of each Portfolio may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and as-sume that any income dividends and/or capital gains distributions made by a Portfolio during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Class C should be expected to be lower than that of Class A. Performance for each Class will be calculated separately.

Performance of the Bond Portfolio also may be advertised on the basis of cur-rent yield. Current yield refers to the Bond Portfolio's annualized net in-vestment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calcu-lating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an ini-tial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the re-deemable value of the investment at the end of the period. Advertisements of each Portfolio's performance will include such Portfolio's average annual to-tal return for one, five and ten year periods, or for shorter periods depend-ing upon the length of time during which the Portfolio has operated. Computa-tions of average annual total return for periods of less than one year repre-sent an annualization of such Portfolio's actual total return for the applica-ble period.

Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percent-age rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum public of-fering price in the case of Class A shares) per share at the beginning of the period. Class C total return will reflect the deduction of the CDSC. Adver-tisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return for each Portfolio also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class C shares. Calculations based on the net asset value per share do not reflect the deduction of the sales load on the Portfolio's Class A shares, which, if reflected, would reduce the performance quoted.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertis-ing or marketing each Equity Portfolio's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Wilshire 4500 Stock Index, Russell Small Cap Index, the Dow Jones Industrial Average and other industry publications. Performance information that may be used in advertising or marketing the Bond Portfolio's shares can include data from Lipper Analytical Services, Inc., Morningstar, Inc., Bond Buyer's 20-Bond Index, Moody's Bond Survey Bond Index, Lehman Brothers Aggregate Bond Index, Salomon Brothers Broad Investment-Grade Index and components thereof, Mutual Fund Values; Mutual Fund Forecaster, Mutual Fund Investing and other industry publications.

                              General Information

The Fund was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994, and commenced operations on or about April 3, 1995. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each Portfolio's shares are classified into three classes--Class A, Class C and Class Y. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio of which they are shareholders. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the relevant Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indem-nification from the respective Portfolio's property for all losses and ex-penses of any shareholder held personally liable for the obligations of a Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Portfolio. The Fund's Trustees intend to conduct the operations of each Portfolio in a way so as to avoid, as far as possible, ul-timate liability of the shareholders for liabilities of the Portfolio. As dis-cussed under "Management of the Fund" in the Portfolios' Statement of Addi-tional Information, each Portfolio ordinarily will not hold shareholder meet-ings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.

To date, the Fund's Board has authorized the creation of seven portfolios of shares. All consideration received by the Fund for shares of one of the port-folios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submit-ted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon un-less approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.

The Transfer Agent maintains a record of share ownership and will send confir-mations and statements of account.

Shareholder inquiries may be made by writing to the Fund at PFPC Inc., Atten-tion: The Bear Stearns Funds, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-4111.

                                   Appendix

INVESTMENT TECHNIQUES

In connection with its investment objective and policies, each Portfolio may employ, among others, the following investment techniques which may involve certain risks. Options and futures transactions involve "derivative securi-ties."

OPTIONS TRANSACTIONS--(ALL PORTFOLIOS)
Each Portfolio may engage in options transactions. Each Portfolio is permitted to invest up to 5% of its assets, represented by the premium paid, in the pur-chase of call and put options in respect of specific securities (or groups or "baskets" of specific securities) in which the Portfolio may invest. Each Portfolio may write and sell covered call option contracts on securities owned by the Portfolio not exceeding 20% of the value of its net assets at the time such option contracts are written. Each Portfolio also may purchase call op-tions to enter into closing purchase transactions. Each Portfolio also may write covered put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the op-tion period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered put option sold by a Portfolio exposes the Portfolio during the term of the option to a de-cline in price of the underlying security or securities. A put option sold by the Portfolio is covered when, among other things, cash or liquid securities are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken.

Each Equity Portfolio also may purchase and sell call and put options on for-eign currency for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the un-derlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires.

Each Equity Portfolio may purchase and sell call and put options on stock in-dexes listed on U.S. securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether an Equity Portfolio will realize a gain or loss from the pur-chase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a par-ticular stock.

Successful use by each Equity Portfolio of options will be subject to BSFM's ability to predict correctly movements in the direction of individual stocks, the stock market generally, foreign currencies or interest rates. The Bond Portfolio's successful use of options will be subject to BSFM's ability to predict correctly movements in interest rates. To the extent BSFM's predic-tions are incorrect, a Portfolio may incur losses which could adversely affect the value of a shareholder's investment.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--(ALL PORTFOLIOS)

Each Portfolio may enter into interest rate futures contracts and options with respect thereto. Each Equity Portfolio also may enter into stock index futures contracts and currency futures contracts, and options with respect thereto, in U.S. domestic markets or on exchanges located outside the United States. See "--Options Transactions" above. These transactions will be entered into as a substitute for comparable market positions in the underlying securities or for hedging purposes. Although no Portfolio would be a commodity pool, it would be subject to rules of the CFTC limiting the extent to which it could engage in these transactions.

Each Portfolio's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the CFTC. In addition, a Portfolio may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired com-modity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered in-to; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. To the extent a Portfolio engages in the use of futures and options on futures for other than bona fide hedging purposes, the Portfolio may be subject to additional risk.

Engaging in these transactions involves risk of loss to a Portfolio which could adversely affect the value of a shareholder's investment. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid mar-ket will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permit-ted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified pe-riods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby pre-venting prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses. In addition, an Equity Portfolio engaging in futures transactions in foreign markets may involve greater risks than trading on domestic exchanges.

Successful use of futures by an Equity Portfolio or the Bond Portfolio also is subject to BSFM's ability to predict correctly movements in the direction of the market or foreign currencies, or interest rates, respectively, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting the value of securities held in its portfolio and prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of secu-rities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has in-sufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and/or published positions of the Securities and Ex-change Commission, each Portfolio may be required to segregate cash or high quality liquid securities in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segre-gation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

FORWARD COMMITMENTS--(BOND PORTFOLIO)

The Bond Portfolio may purchase securities on a when-issued or forward commit-ment basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Bond Portfolio will make commitments to pur-chase such securities only with the intention of actually acquiring the secu-rities, but the Bond Portfolio may sell these securities before the settlement date if it is deemed advisable. The Bond Portfolio will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

Securities purchased on a when-issued or forward commitment basis and certain other securities held by the Bond Portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Bond Portfolio to risk be-cause they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction it-self. A segregated account of the Bond Portfolio consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities of the type in which the Bond Portfolio invests at least equal at all times to the amount of the when-issued or forward commitments will be es-tablished and maintained at the Fund's custodian bank. Purchasing securities on a forward commitment basis when the Bond Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Bond Portfolio's net assets and its net asset value per share.

FUTURE DEVELOPMENTS--(ALL PORTFOLIOS)
Each Portfolio may take advantage of opportunities in the area of options and futures contracts, options on futures contracts and any other derivative in-vestments which are not presently contemplated for use by a Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Portfolio's investment objective and legally permissible for such Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its prospectus.

LENDING PORTFOLIO SECURITIES--(ALL PORTFOLIOS)

From time to time, each Portfolio may lend securities from its portfolio of investments to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of a Portfolio's total assets. In connection with such loans, a Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Portfolio can increase its income through the investment of such collateral. A Portfolio continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Portfolio.

BORROWING MONEY--(ALL PORTFOLIOS)

As a fundamental policy, each Portfolio is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. However, each Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Portfolio's total as-sets, such Portfolio will not make any additional investments.

CERTAIN PORTFOLIO SECURITIES

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS--(EQUITY PORTFOLIOS)

Each Equity Portfolio's assets may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European De-positary Receipts ("EDRs"). These securities may not necessarily be denomi-nated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corpora-tion. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic se-curities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each Equity Portfolio may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is es-tablished jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participa-tion by the issuer of the deposited security. Holders of unsponsored deposi-tary receipts generally bear all the costs of such facilities and the deposi-tary of an unsponsored facility frequently is under no obligation to distrib-ute shareholder communications received from the issuer of the deposited secu-rity or to pass through voting rights to the holders of such receipts in re-spect of the deposited securities.

MORTGAGE-RELATED SECURITIES--(BOND PORTFOLIO)
The Bond Portfolio may invest in mortgage-related securities which are collat-eralized by pools of mortgage loans.

Mortgage-related securities are a form of derivative securities collateralized by pools of mortgage loans assembled for sale to investors by various govern-mental agencies, such as the Government National Mortgage Association and gov-ernment-related organizations such as the Federal National Mortgage Associa-tion and the Federal Home Loan Mortgage Corporation, as well as by private is-suers such as commercial banks, savings and loan institutions, mortgage banks and private mortgage insurance companies, and similar foreign entities. The mortgage-related securities in which the Bond Portfolio may invest include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities which are derivative multiclass mortgage securities. Stripped mortgage-backed securities usually are struc-tured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Bond Portfolio purchases a mortgage-related security at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of certain of these securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to prepay. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Bond Portfolio. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Bond Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Bond Portfolio will receive when these amounts are reinvested. For further discussion concerning the investment considerations involved, see "Description of the Fund--Risk Factors-- Fixed-Income Securities" above and "Illiquid Securities" below and "Investment Objective and Management Policies--Portfolio Securities--Mortgage-Related Se-curities" in the Statement of Additional Information.

ASSET-BACKED SECURITIES--(BOND PORTFOLIO)

The Bond Portfolio may invest in asset-backed securities which are a form of derivative securities. The securitization techniques used for asset-backed se-curities are similar to those used for mortgage-related securities. These se-curities include debt securities and securities with debt-like characteris-tics. The collateral for these securities has included home equity loans, au-tomobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account re-ceivables.

Asset-backed securities present certain risks that are not presented by mort-gage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain pos-session of the underlying obligations. If the servicer were to sell these ob-ligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed secu-rities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such re-ceivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

CONVERTIBLE SECURITIES--(ALL PORTFOLIOS)

Convertible securities are fixed income securities that may be converted at either a stated price or stated rate within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

The Bond Portfolio also may invest in debt securities with warrants attached or in units with warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

In connection with its purchases of convertible securities (which include debt securities with warrants), the Bond Portfolio from time to time may hold com-mon stock received upon the conversion of the security or the exercise of the warrant. The Bond Portfolio does not intend to retain the common stock in its portfolio and will sell it as promptly as it can and in a manner which it be-lieves will reduce the risk to the Bond Portfolio of loss in connection with the sale.

In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "con-version value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and gen-erally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

MUNICIPAL OBLIGATIONS--(BOND PORTFOLIO)

Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their polit-ical subdivisions, agencies and instrumentalities, or multistate agencies or authorities. While in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain issues of municipal obligations, both taxable and non-taxable, offer yields comparable and in some cases greater than the yields available on other permissible investments. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Dividends received by shareholders which are attributable to in-terest income received by it from municipal obligations generally will be sub-ject to federal income tax. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. The Bond Portfolio currently in-tends to invest no more than 25% of its assets in municipal obligations. How-ever, this percentage may be varied from time to time without shareholder ap-proval.

ZERO COUPON AND STRIPPED SECURITIES--(BOND PORTFOLIO)

The Bond Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured inter-est coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The Bond Portfolio also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no inter-est to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit quali-ties.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES--(BOND PORTFOLIO)

The Bond Portfolio may invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdi-visions, agencies or instrumentalities that are determined by BSFM to be of comparable quality to the other obligations in which the Bond Portfolio may invest. Such securities also include debt obligations of supranational enti-ties. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or de-velopment and international banking institutions and related government agen-cies. Examples include the International Bank for Reconstruction and Develop-ment (the World Bank), the European Coal and Steel Community, the Asian Devel-opment Bank and the InterAmerican Development Bank. The percentage of the Bond Portfolio's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and fi-nancial markets of the countries in which the investments are made and the in-terest rate climate of such countries.

MONEY MARKET INSTRUMENTS

Each Portfolio may invest, in the circumstances described under "Description of the Fund--Management Policies," in the following types of money market in-struments, each of which at the time of purchase must have or be deemed to have under rules of the Securities and Ex-change Commission remaining maturities of 13 months or less.

U.S. TREASURY SECURITIES--(ALL PORTFOLIOS)
U.S. Treasury securities include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

U.S. GOVERNMENT SECURITIES--(ALL PORTFOLIOS)
In addition to U.S. Treasury securities, U.S. Government securities include securities issued or guaranteed by the U.S. Government or its agencies or in-strumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage As-sociation pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Mar-keting Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

BANK OBLIGATIONS--(ALL PORTFOLIOS)
Each Portfolio may invest in bank obligations, including certificates of de-posit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidi-aries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obliga-tions of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restric-tions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign depos-its.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by each Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. No Portfolio will invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include unin-sured, direct obligations bearing fixed, floating or variable interest rates.

REPURCHASE AGREEMENTS--(ALL PORTFOLIOS)
Repurchase agreements involve the acquisition by a Portfolio of an underlying debt instrument, subject to an obligation of the seller to repurchase, and such Portfolio to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by a Portfolio in connection with the sale of the securities if the seller does not repur-chase them in accordance with the repurchase agreement. In addition, if bank-ruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by a Portfolio may be delayed or limited.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS--(ALL PORTFOLIOS) Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Port-folio will consist only of direct obligations which, at the time of their pur-chase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AAby S&P, Fitch or Duff, or (c) if unrated, determined by BSFM to be of comparable quality to those rated obligations which may be purchased by a Portfolio. Each Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

WARRANTS--(EQUITY PORTFOLIOS)

Each Equity Portfolio may invest up to 5% of its net assets in warrants, ex-cept that this limitation does not apply to warrants acquired in units or at-tached to securities. Included in such amount, but not to exceed 2% of the value of an Equity Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a spec-ified period of time.

INVESTMENT COMPANY SECURITIES--(ALL PORTFOLIOS)

Each Portfolio may invest in securities issued by other investment companies. Under the 1940 Act, a Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Portfolio's total assets with re-spect to any one investment company and (iii) 10% of the Portfolio's total as-sets in the aggregate. Investments in the securities of other investment com-panies will involve duplication of advisory fees and certain other expenses.

ILLIQUID SECURITIES--(ALL PORTFOLIOS)

Each Portfolio may invest up to 15% of the value of its net assets in securi-ties as to which a liquid trading market does not exist, provided such invest-ments are consistent with the Portfolio's investment objective. Such securi-ties may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, options traded in the over-the-counter market and securities used to cover such options, and certain asset-backed and mortgage-backed securities, such as certain collateralized mortgage obligations and stripped mortgage-backed securities. As to these securities, each Portfolio is subject to a risk that should such Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of such Portfolio's net assets could be adversely affected.

RATINGS--(ALL PORTFOLIOS)
The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be empha-sized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, al-though these ratings may be an initial criterion for selection of portfolio investments, BSFM also will evaluate such obligations and the ability of their issuers to pay interest and principal. Each Portfolio will rely on BSFM's judgment, analysis and experience in evaluating the creditworthiness of an is-suer. In this evaluation, BSFM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic condi-tions and trends, the quality of the issuer's management and regulatory mat-ters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. Once the rating of a security held by a Portfolio has been changed, BSFM will consider all cir-cumstances deemed relevant in determining whether such Portfolio should con-tinue to hold the security.

   THE
BEAR STEARNS
  FUNDS

  245 Park Avenue

  New York, NY 10167

  1-800-766-4111

  Distributor
  Bear, Stearns & Co. Inc.
  245 Park Avenue
  New York, NY 10167

  Investment Adviser
  Bear Stearns Funds Management Inc.
  245 Park Avenue
  New York, NY 10167

  Custodian
  Custodial Trust Company
  101 Carnegie Center
  Princeton, NJ 08540

  Transfer & Dividend
  Disbursement Agent
  PFPC Inc.
  Bellevue Corporate Center
  400 Bellevue Parkway
  Wilmington, DE 19809

  Counsel
  Kramer, Levin, Naftalis & Frankel
  919 Third Avenue
  New York, NY 10022

  Independent Auditors
  Deloitte & Touche LLP
  Two World Financial Center
  New York, NY 10281-1434






NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE PORTFOLIO'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE PORTFOLIO'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THE PORTFOLIO'S PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                                     Rule 497(c)
                                                       Registration No. 33-84842

T H E   B E A R   S T E A R N S   F U N D S
2 4 5   P A R K   A V E N U E   N E W   Y O R K,   N Y   1 0 1 6 7   1 . 8 0 0
 . 7 6 6 . 4 1 1 1

PROSPECTUS

                            The Bear Stearns Funds

LARGE CAP VALUE PORTFOLIO o SMALL CAP VALUE PORTFOLIO o TOTAL RETURN BOND PORT-
                           FOLIO CLASS Y SHARES

THE BEAR STEARNS FUNDS (the "Fund") is an open-end management investment com-pany, known as a mutual fund. The Fund permits you to invest in separate port-folios. By this Prospectus, Class Y shares of three diversified portfolios (each, a "Portfolio") are offered: the Large Cap Value Portfolio and the Small Cap Value Portfolio (together, the "Equity Portfolios") and the Total Return Bond Portfolio (the "Bond Portfolio").

   o Each Equity Portfolio's investment objective is capital appreciation.

   o The Bond Portfolio's investment objective is to maximize total return, consistent with preservation of capital. The Bond Portfolio will in-vest primarily in investment grade, U.S. dollar denominated fixed-in-come securities of domestic and foreign issuers. Under normal market conditions, the Bond Portfolio will invest in a portfolio of securi-ties with a dollar-weighted average maturity ranging from four to thirteen years and a duration of not less than 65% of the Salomon Brothers Broad Investment Grade ("BIG") Bond Index and not more than 135% of the Salomon Brothers BIG Bond Index.

Class Y shares are sold at net asset value without a sales charge to investors whose minimum investment is at least $2.5 million. Each Portfolio issues other classes of shares which have sales charges and different expenses which would affect performance. Investors desiring to obtain information about these other classes of shares should call 1-800-766-4111 or ask their sales representative or the Portfolio's distributor.

BEAR STEARNS FUNDS MANAGEMENT INC. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as each Portfolio's investment adviser.

BEAR, STEARNS & CO. INC. ("Bear Stearns"), an affiliate of BSFM, serves as each Portfolio's distributor.

                            ----------------------

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFER-ENCE.

Part B (also known as the Statement of Additional Information), dated July 14, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Information" in this Prospectus.

                            ----------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or en-dorsed by, any bank, and are not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board, or any other agency.

The net asset value for funds of this type will fluctuate.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               JULY 14, 1997

                               Table of Contents

                                                                            PAGE
Fee Table..................................................................   3
Financial Highlights.......................................................   4
Description of the Fund....................................................   5
  Risk Factors.............................................................   8
Management of the Fund.....................................................  10
How to Buy Shares..........................................................  12
Shareholder Services.......................................................  13
How to Redeem Shares.......................................................  14
Dividends, Distributions and Taxes.........................................  16
Performance Information....................................................  17
General Information........................................................  18
Appendix................................................................... A-1

                                   Fee Table

-------------------------------------------------------------------------------
                                               LARGE CAP SMALL CAP TOTAL RETURN
                                                 VALUE     VALUE       BOND
                                               PORTFOLIO PORTFOLIO  PORTFOLIO
                                                CLASS Y   CLASS Y    CLASS Y
-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)..........     None     None       None
 Maximum Deferred Sales Charge Imposed on
 Redemptions (as a percentage of the amount
 subject to charge)...........................     None     None       None
ANNUAL PORTFOLIO OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
 Management Fees (after fee waiver)*..........     0.00%    0.00%      0.00%
 12b-1 Fees...................................     None     None       None
 Other Expenses (after expense
 reimbursement)*..............................     1.00%    1.00%      0.45%
 Total Portfolio Operating Expenses (after fee
 waiver and expense reimbursement)*...........     1.00%    1.00%      0.45%
EXAMPLE:
 You would pay the following expenses on a
 $1,000 investment, assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period:
   1 YEAR.....................................  $ 10        $ 10        $ 5
   3 YEARS....................................  $ 32        $ 32        $14
   5 YEARS....................................  $ 55        $ 55        $25
  10 YEARS....................................  $122        $122        $57


------

*BSFM has undertaken to waive its investment advisory fee and assume certain expenses of each Portfolio other than brokerage commissions, extraordinary items, interest and taxes to the extent Total Portfolio Operating Expenses ex-ceed 1.00% and 0.45% for each Equity Portfolio and the Bond Portfolio, respec-tively. Without such fee waiver and expense reimbursement, Management Fees stated above would be 0.75% and 0.45%, for each Equity Portfolio and Bond Portfolio, respectively. Other Expenses would be 1.75%, 1.25% and 1.73% for Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio, re-spectively, and Total Portfolio Operating Expenses would be 2.50%, 2.00% and 2.18% for Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Port-folio, respectively.

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by each Portfolio and investors, the payment of which will reduce investors' annual return. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares."
For a description of the expense reimbursement or fee waiver arrangements in ef-fect, see "Management of the Fund."

                           Financial Highlights

The information in the table below covering each Portfolio's investment re-sults for the periods indicated has been audited by Deloitte & Touche LLP. Further financial data and related notes appear in the Portfolios' Annual Re-port for the fiscal year ended March 31, 1997 which is incorporated by refer-ence into the Portfolios' Statement of Additional Information which is avail-able upon request.

Contained below is per share operating performance data, total investment re-turn, ratios to average net assets and other supplemental data for a Class Y share of each Portfolio for the periods indicated. This information has been derived from information provided in each Portfolio's financial statements.


                                                               FOR THE                         FOR THE
                                                                PERIOD         FOR THE          PERIOD
                                                            SEPTEMBER 11,       PERIOD       SEPTEMBER 8,
                                                                 1995*      JUNE 22, 1995*       1995*
                             FOR THE FISCAL YEAR ENDED         THROUGH         THROUGH         THROUGH
                                   MARCH 31, 1997           MARCH 31, 1996  MARCH 31, 1996  MARCH 31, 1996
                          ---------------------------  -------------------- ----------      --------------
                          LARGE CAP SMALL CAP  TOTAL RETURN   LARGE CAP       SMALL CAP      TOTAL RETURN
                            VALUE     VALUE        BOND         VALUE           VALUE            BOND
                          PORTFOLIO PORTFOLIO   PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO
                          --------- -------  --------------  ----------     -------------   ------------
                           CLASS Y   CLASS Y     CLASS Y       CLASS Y         CLASS Y         CLASS Y
                          --------- -------- --------------   --------      -------------   ------------
PER SHARE OPERATING
 PERFORMANCE**
Net asset value,
 beginning of period....   $ 15.12   $ 15.85     $ 12.26       $ 13.98         $ 13.09         $ 12.35
                           -------   -------     -------       -------          -------        -------
Net investment income
 (1)....................      0.23     (0.05)       0.77          0.07             -            0.41
Net realized and
 unrealized gain/(loss)
 on investments (2).....      2.17      1.97       (0.20)         1.16            3.05           (0.05)
                           -------   -------     -------       -------          -------        -------
Net increase in net
 assets resulting from
 operations.............      2.40      1.92        0.57          1.23            3.05            0.36
                           -------   -------     -------       -------          -------        -------
Dividends and
 distributions to
 shareholders from
Net investment income...     (0.16)      --        (0.77)        (0.08)             --          (0.41)
Net realized capital
 gains..................     (0.18)    (0.30)      (0.03)        (0.01)          (0.29)         (0.04)
                             ------   ------       ------       ------           ------        -------
                             (0.34)    (0.30)      (0.80)        (0.09)          (0.29)         (0.45)
                             ------   ------       ------       ------           ------        -------
Net asset value, end of
 period.................   $ 17.18   $ 17.47     $ 12.03       $ 15.12         $ 15.85         $ 12.26
                           =======   =======     =======       =======         =======         =======
Total investment return
 (3)....................     16.04%    12.19%       4.77%         8.75%          23.52%           2.92%
                           =======   =======     =======       =======         =======         =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (000's omitted).   $ 6,109   $16,724     $13,486       $ 3,413         $ 8,989         $12,199
Ratio of expenses to
 average net assets (1).      1.00%     1.00%       0.45%         1.00%(4)        1.00%(4)        0.45%(4)
Ratio of net investment
 income/(loss) to average
 net assets (1).........      1.00%    (0.31)%      6.34%         0.76%(4)         -            5.93%(4)
Decrease reflected in
 above expense ratios
 and net investment
 income/(loss) due to
 waivers and
 reimbursements.........      1.50%     1.00%       1.73%         4.41%(4)        2.45%(4)        2.89%(4)
Portfolio turnover rate.    136.67%    56.88%     262.95%        45.28%(5)       40.79%(5)      107.35%(5)
Average commission rate
 per share (6)..........     $0.0593   $0.0550         --         $0.0596         $0.0572             --

------
 *  Commencement of its initial public offering.

** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.

(1)  Reflects waivers and reimbursements.

(2) The amounts shown for a share outstanding throughout the respective peri-ods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

(4) Annualized.

(5) Not annualized.

(6) Represents average commission rate per share charged to the Portfolio on purchases and sales of investments subject to such commissions during each period. Total Return Bond Portfolio incurred no such charges.

Further information about performance is contained in the Portfolios' Annual Report, which may be obtained without charge by writing to the address or calling one of the telephone numbers listed under "General Information."

                            Description of the Fund

INVESTMENT OBJECTIVE

Each Equity Portfolio's investment objective is capital appreciation. The Bond Portfolio's investment objective is to maximize total return, consistent with preservation of capital. See "Management Policies" below. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of such Portfolio's outstanding voting shares. There can be no assurance that a Portfolio's investment objective will be achieved.

MANAGEMENT POLICIES

EQUITY PORTFOLIOS

LARGE CAP VALUE PORTFOLIO invests, under normal market conditions, sub-stantially all of its assets in equity securities of issuers with market capi-talizations of $1 billion or more and identified by BSFM as value companies.

SMALL CAP VALUE PORTFOLIO invests, under normal market conditions, sub-stantially all of its assets in equity securities of issuers with market capi-talizations between $500 million and $1 billion and identified by BSFM as value companies.

To determine whether a company's stock falls within the value classification, BSFM analyzes it based on fundamental factors such as price to book value ra-tios, price to earnings ratios, earnings growth, dividend payout ratios, re-turn on equity, and the company's beta (a measure of stock price volatility relative to the market generally). In general, BSFM believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classi-fied as value companies.

For potential investments, BSFM also, among other matters, may review new man-agement and upcoming corporate restructuring plans, consider the general busi-ness cycle and the company's position within the specific industry and con-sider the responsiveness of the company to identified problems in an effort to assess the likelihood of future appreciation of the company's securities.

BSFM anticipates that at least 85% of the value of each Equity Portfolio's to-tal assets (except when maintaining a temporary defensive position) will be invested in equity securities of domestic and foreign issuers. Each Equity Portfolio expects, under normal market conditions, to invest less than 10% of its assets in the equity securities of foreign issuers. Equity securities con-sist of common stocks, convertible securities and preferred stocks. The con-vertible securities and preferred stocks in which each Equity Portfolio may invest will be rated at least investment grade by a nationally recognized sta-tistical rating organization at the time of purchase. Each Equity Portfolio may invest, in anticipation of investing cash positions, in money market in-struments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth in the Appendix. Under normal market conditions, each Equity Portfolio expects to have less than 15% of its assets invested in money market instru-ments. However, when BSFM determines that adverse market conditions exist, each Equity Portfolio may adopt a temporary defensive posture and invest all of its assets in money market instruments.

BOND PORTFOLIO

The BOND PORTFOLIO invests at least 65% of the value of its total assets (ex-cept when maintaining a temporary defensive position) in bonds (which it de-fines as bonds, debentures and other fixed-income securities). The Bond Port-folio is permitted to invest in a broad range of investment grade, U.S. dollar denominated fixed-income securities and securities with debt-like characteris-tics (e.g., bearing interest or having stated principal) of domestic and for-eign issuers. These debt securities include bonds, debentures, notes, money market instruments (including foreign bank obligations, such as time deposits, certificates of deposit and bankers' acceptances, commercial paper and other short-term corporate debt obligations, and repurchase agreements), mortgage-related securities (including interest-only and principal-only stripped mort-gage-backed securities), asset-backed securities, municipal obligations and convertible debt obligations. The issuers may include domestic and foreign corporations, partnerships or trusts, and governments or their political sub-divisions, agencies or instrumentalities. Under normal market conditions, the Bond Portfolio seeks to provide performance results that equal or exceed the Salomon Brothers BIG Bond Index, which is a market-capitalization weighted index that includes U.S. Treasury, Government-sponsored, mortgage and investment grade fixed-rate corporate fixed-income securities with a maturity of one year or longer and a minimum of $50 million amount outstanding at the time of inclusion in the Salomon
Brothers BIG Bond Index. As of March 31, 1997, the weighted average maturity of securities comprising the Salomon Brothers BIG Bond Index was approximately--nine years and their average duration was approximately--five years. Under normal market conditions, the Bond Portfolio invests in a portfolio of securities with a dollar-weighted average maturity ranging from four to thirteen years and a duration of not less than 65% of the Salomon Brothers BIG Bond Index and not more than 135% of the Salomon Brothers BIG Bond Index.

As a measure of a fixed-income security's cash flow, duration is an alterna-tive to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of five years would be expected to decline 5% if in-terest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 5% if interest rates fell 1%. The market price of a bond with a duration of ten years would be expected to increase or decline twice as much as the market price of a bond with a five year duration. Duration mea-sures a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until fi-nal payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepay-ments and by changes in interest rates. Incorporating a security's yield, cou-pon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Bond Portfolio, BSFM will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments, coupon flows and other factors which may affect the maturity of the security. This method of computing duration is known as effective duration.

BSFM anticipates actively managing the Bond Portfolio's assets in response to changes in the business cycle. BSFM seeks to identify and respond to phases in the business cycle--simplistically, the expansion, topping out, recession and trough phases--and to invest the Bond Portfolio's assets by shifting among market sectors, maturities and relative credit quality in a way which it be-lieves will achieve the Bond Portfolio's objective in a relatively conserva-tive manner taking into account the volatility and risk associated with in-vesting in a portfolio of relatively longer-term fixed-income securities. While the Bond Portfolio seeks, as part of its investment objective, to pre-serve capital, investors should recognize that the net asset value per share of the Bond Portfolio should be expected to be more volatile than the net as-set value per share of a fund that invested in portfolio securities with a shorter duration.

At least 70% of the value of the Bond Portfolio's net assets must consist of securities which, in the case of bonds and other debt instruments, are rated no lower than A by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or, if unrated, deemed to be of comparable quality by BSFM. Up to 30% of the value of the Bond Portfo-lio's net assets may consist of securities which, in the case of bonds and other debt instruments, are rated no lower than Baa by Moody's and BBB by S&P, Fitch and Duff or, if unrated, deemed to be of comparable quality by BSFM. The Bond Portfolio may invest in short-term fixed-income obligations which are rated in the two highest rating categories by Moody's, S&P, Fitch or Duff. See "Risk Factors--Fixed-Income Securities" below, and "Appendix" in the Statement of Additional Information.

The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by Portfolio. By this Prospectus, shares of the Portfo-lios are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

INVESTMENT TECHNIQUES

Each Portfolio may engage in various investment techniques, such as options and futures transactions, short selling and lending portfolio securities, each of which involves risk. Each Equity Portfolio also may engage in foreign currency exchange transactions, which also involve risk. Options andfutures transactions, as well as investments in certain asset-backed, mortgage-backed and government securities, involve "derivative securities." Short selling is discussed below. For a discussion of these other investment techniques and their related risks, see "Appendix--Investment Techniques" and "Risk Factors" below.

Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To com-plete such a transaction, the Portfolio must borrow the security to make de-livery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividend which accrues dur-ing the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Short selling by the Bond Portfolio will be used primarily in conjunction with a long transaction, but not necessarily in the same instrument or an instru-ment with a similar maturity or interest rate, to effect a hedged position to take advantage of spreads in the market place.

Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account, containing liquid securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the cur-rent value of the security sold short; or (b) otherwise cover its short posi-tion in accordance with positions taken by the staff of the Securities and Ex-change Commission.

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. Each Portfo-lio may purchase call options to provide a hedge against an increase in the price of a security sold short by the Portfolio. See "Appendix--Investment Techniques--Options Transactions."

Each Portfolio anticipates that the frequency of short sales will vary sub-stantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets. No Portfolio may sell short the securities of any single issuer listed on a national securities ex-change to the extent of more than 5% of the value of its net assets. No Port-folio may sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

In addition to the short sales discussed above, each Portfolio may make short sales "against the box," a transaction in which the Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Portfolio delivers the security to close the short position. The Portfolio re-ceives the net proceeds from the short sale. The Portfolio at no time will have more than 15% of the value of its net assets in deposits on short sales against the box. It currently is anticipated that the Portfolio will make short sales against the box for purposes of protecting the value of the Port-folio's net assets.

CERTAIN FUNDAMENTAL POLICIES

Each Portfolio may (i) borrow money to the extent permitted under the 1940 Act; (ii) invest up to 5% of the value of its total assets in the obligations of any issuer, except that up to 25% of the value of the Portfolio's total as-sets may be invested, and securities issued or guaranteed by the U.S. Govern-ment, its agencies or instrumentalities may be purchased, without regard to any such limitation; and (iii) invest up to 25% of the value of its total as-sets in the securities of issuers in a single industry, provided that there is no such limitation on investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed as to a Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. See "Investment Objective and Management Policies-- Investment Restrictions" in the Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

Each Portfolio may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. In ad-dition, each Equity Portfolio may purchase securities of any company having less than three years' continuous operation (including operations of any pred-ecessors) if such purchase does not cause the value of such Equity Portfolio's investments in all such companies to exceed 5% of the value of its total as-sets. See "Investment Objective and Management Policies--Investment Restric-tions" in the Statement of Additional Information.

RISK FACTORS

No investment is free from risk. Investing in a Portfolio will subject invest-ors to certain risks which should be considered.

NET ASSET VALUE FLUCTUATIONS--(ALL PORTFOLIOS)
Each Portfolio's net asset value per share is not fixed and should be expected to fluctuate. Investors should purchase Portfolio shares only as a supplement to an overall investment program and only if investors are willing to under-take the risks involved.

EQUITY SECURITIES--(EQUITY PORTFOLIOS)
Investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. The securities of smaller cap companies may be subject to more abrupt or erratic market movements than larger cap com-panies, both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects. Changes in the value of the equity securities in an Equity Portfolio's portfolio will result in changes in the value of the Equity Portfolio's shares and thus the Equity Portfolio's yield and total return to investors.

FIXED-INCOME SECURITIES--(BOND PORTFOLIO)
Investors should be aware that even though interest-bearing securities are in-vestments which promise a stable stream of income, the prices of such securi-ties typically are inversely affected by changes in interest rates and, there-fore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized. Certain securities purchased by the Bond Portfolio, such as those with interest rates that fluctuate directly or indirectly based on mul-tiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a security purchased by the Bond Portfolio has been adversely changed, the Bond Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. Holding such securities that have been downgraded below investment grade can subject the Bond Portfolio to addi-tional risk. Certain securities purchased by the Bond Portfolio, such as those rated Baa by Moody's or BBB by S&P, Fitch or Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Debt securities which are rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Debt securities rated BBB by S&P are re-garded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than in higher rated categories. Fitch considers the obli-gor's ability to pay interest and repay principal on debt securities rated BBB to be adequate; adverse changes in economic conditions and circumstances, how-ever, are more likely to have an adverse impact on these debt securities and, therefore, impair timely payment. Debt securities rated BBB by Duff are con-sidered to have below average protection factors but still considered suffi-cient for prudent investment.

No assurance can be given as to the liquidity of the market for certain mort-gage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Fund's Board of Trustees. In accordance with such guidelines, BSFM will monitor investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. The Bond Portfolio intends to treat other stripped mortgage-backed securities as illiquid securi-ties. See "Appendix--Certain Portfolio Securities--Illiquid Securities."

Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. If the Bond Portfolio invests in such securities it may be required, to maintain its qualification as a regulated investment company and avoid liability for federal income taxes, to distribute the income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

CERTAIN INVESTMENT TECHNIQUES--(ALL PORTFOLIOS)
The use of investment techniques such as engaging in options and futures transactions, engaging in foreign currency exchange transactions, short sell-ing and lending portfolio securities involves greater risk than that incurred by many other funds with a similar objective. Using these techniques may pro-duce higher than normal portfolio turnover and may affect the degree to which the Portfolio's net asset value fluctuates. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or trans-action costs. See "Appendix--Investment Techniques."

Each Portfolio's ability to engage in certain short-term transactions may be limited by the requirement that, to qualify as a regulated investment company, it must earn less than 30% of its gross income from the disposition of securi-ties held for less than three months. This 30% test limits the extent to which the Portfolio may sell securities held for less than three months, effect short sales of securities held for less than three months, write options ex-piring in less than three months and invest in certain futures contracts, among other strategies. With the exception of the above requirement, the amount of portfolio activity will not be a limiting factor when making portfo-lio decisions. Under normal market conditions, the portfolio turnover rate of each Portfolio generally will not exceed 100%. See "Portfolio Transactions" in the Portfolios' Statement of Additional Information.

INVESTING IN FOREIGN SECURITIES--(ALL PORTFOLIOS)
Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, vol-ume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The issuers of some of these securities, such as foreign bank obligations, may be subject to less stringent or different regulations than are U.S. issuers. In addition, there may be less publicly available informa-tion about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and re-quirements comparable to those applicable to U.S. issuers.

Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, each Portfolio will be subject to additional risks which include possible adverse political and economic devel-opments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions that might adversely affect the payment of principal, interest and dividends on the foreign securities or might re-strict the payment of principal, interest and dividends to investors located outside the country of the issuers, whether from currency blockage or other-wise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when a Port-folio changes investments from one country to another.

Furthermore, some of these securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by a Portfolio from sources within foreign countries may be reduced by withholding or other taxes imposed by such countries, although applicable tax conventions may reduce or eliminate such taxes. All such taxes paid by a Portfolio will reduce its net income available for distribution to investors.

FOREIGN CURRENCY EXCHANGE--(EQUITY PORTFOLIOS)
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign govern-ments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies oc-curs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Equity Portfolio of unrealized profits or force the Equity Portfolio to cover its commitments for purchase or resale, if any, at the current market price.

FOREIGN COMMODITY TRANSACTIONS--(EQUITY PORTFOLIOS)
Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and may be subject to greater risks than trading on domestic ex-changes. See "Appendix--Investment Techniques." For example, some foreign ex-changes are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addi-tion, unless an Equity Portfolio hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Equity Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Equity Portfolio could incur losses as a result of those changes.

SIMULTANEOUS INVESTMENTS--(ALL PORTFOLIOS)
Investment decisions for each Portfolio are made independently from those of other investment companies or accounts advised by BSFM. However, if such other investment companies or accounts are prepared to invest in, or desire to dis-pose of, securities of the type in which a Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be al-located equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by the Portfolio.

                            Management of the Fund

BOARD OF TRUSTEES

The Fund's business affairs are managed under the general supervision of its Board of Trustees. The Portfolios' Statement of Additional Information con-tains the name and general business experience of each Trustee.

INVESTMENT ADVISER

The Portfolios' investment adviser is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institu-tional and individual investors. BSFM is a registered investment adviser and offers, either directly or through affiliates, investment advisory and admin-istrative services to open-end and closed-end investment funds and other man-aged pooled investment vehicles with net assets at March 31, 1997 of over $2.9 billion.

BSFM supervises and assists in the overall management of the Portfolios' af-fairs under an Investment Advisory Agreement between BSFM and the Portfolios', subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. Large Cap Value Portfolio's principal portfolio managers are Robert S. Reitzes and Mark A. Kurland. Mark A. Kurland, Chairman and Chief Executive Officer of BSFM and Bear Stearns Asset Management ("BSAM"), serves as Co-Manager of the Portfolio. Mr. Kurland also serves as Senior Managing Director of Bear, Stearns & Co. Inc. He was previously Direc-tor of Global Research from 1991 to 1995 at Bear, Stearns & Co., Inc., where he also served as a member of the Investment Policy Committee, President's Ad-visory Counsel, Equities Subcommittee and the Funds Committee. He was previ-ously Co-Head of Institutional Equities and Director of Research at Mabon, Nu-gent & Co. Mr. Reitzes is also the principal portfolio manager for

Small Cap Value Portfolio. Small Cap Value Portfolio is managed by Robert S.Reitzes, Harris Cohen and Gail Sprute. Mr. Reitzes is the Director of Mutual Funds of BSFM and Senior Managing Director of Bear Stearns since March 1994. From January 1991 to March 1994, he was Co-Director of Research and Senior Chemical Analyst of C.J. Lawrence/Deutsche Bank Securities Corp. Ms. Sprute joined BSAM in 1994 as an equity portfolio manager/equity analyst. From 1991 to 1994, she was employed by Deutsche Morgan Grenfell/C.J. Lawrence as an associate analyst in the equity research division. Mr. Cohen joined BSAM in 1996 as an equity portfolio manager/analyst. Prior to this, he was a Senior Analyst at Furman Selz LLC. Mr. Cohen graduated in 1993 with an M.B.A. from the Stern School of Business at New York University. The Bond Portfolio's principal portfolio manager is Peter E. Mahoney. Mr. Mahoney rejoined Bear Stearns in November 1995 as a Managing Director of Bear Stearns and Director of Fixed Income Investments of BSAM, positions he held during his employment with Bear Stearns from June 1987 through November 1994. From November 1994 to November 1995 he was a financial consultant.

Under the terms of the Investment Advisory Agreement, each Equity Portfolio has agreed to pay BSFM a monthly fee at the annual rate of 0.75 of 1% of the Equity Portfolio's average daily net assets and the Bond Portfolio has agreed to pay BSFM a monthly fee at the annual rate of 0.45 of 1% of the Bond Portfo-lio's average daily net assets. For the fiscal year ended March 31, 1997, no fees were paid by the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio, pursuant to a voluntary undertaking by BSFM.

Each Portfolio's administrator is BSFM. Under the terms of an Administration Agreement with the Fund, BSFM generally supervises all aspects of the opera-tion of each Portfolio, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. For providing administrative services to each Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of 0.15 of 1% of each Portfolio's average daily net assets. Un-der the terms of an Administrative Services Agreement with the Fund, PFPC Inc. provides certain administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $200 million, 0.075 of 1% of the next $200 million, 0.05 of 1% of the next $200 million and 0.03 of 1% of net assets above $600 million, subject to a minimum annual fee of $132,000 for each Portfolio.

For the fiscal year ended March 31, 1997, Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio, each paid PFPC Inc. a monthly fee at the effective annual rate of 0.49 of 1%, 0.31 of 1% and 0.45 of 1%, respec-tively, of the Portfolio's average daily net assets.

From time to time, BSFM may waive receipt of its fees and/or voluntarily as-sume certain Portfolio expenses, which would have the effect of lowering the Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. No Portfolio will pay BSFM at a later time for any amounts it may waive, nor will a Portfolio reimburse BSFM for any amounts it may assume. From time to time, PFPC Inc. may waive a portion of its fee. Effective May 1, 1996, and until further notice, PFPC Inc. will reduce its monthly minimum for each Portfolio to $7,500 for net assets of less than $25 million; $9,167 for net assets of $25 million to $50 million; $11,000 for net assets in excess of $50 million. PFPC Inc. reserves the right to revoke this voluntary fee waiver at any time.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of each Portfolio's shares. See "Portfolio Transactions" in the Statement of Addi-tional Information.

Bear Stearns has agreed to permit the Fund to use the name "Bear Stearns" or derivatives thereof as part of the Fund name for as long as the Investment Ad-visory Agreement is in effect.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as each Portfolio's principal underwriter and distributor of each Portfolio's shares pursuant to an agreement which is renewable annually.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is each Portfolio's custodian. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway,

Wilmington, Delaware 19809, is each Portfolio's transfer agent, dividend disbursing agent and registrar (the "Transfer Agent"). The Transfer Agent also provides certain administrative services to each Portfolio.

EXPENSE LIMITATION

BSFM has undertaken until such time as it gives investors at least 60 days' notice to the contrary that, if in any fiscal year, certain expenses, includ-ing the investment advisory fee, exceed 0.45% of the average daily net assets of the Bond Portfolio--Class Y and 1.00% of the average daily net assets of each Equity Portfolio--Class Y for the fiscal year, BSFM may waive a portion of its investment advisory fee or bear other expenses to the extent of the ex-cess expense.

                               How to Buy Shares

GENERAL

The minimum initial investment is $2.5 million. Subsequent investments may be made in any amount. Share certificates are issued only upon written request. The Fund reserves the right to reject any purchase order. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to the minimum investment requirement. In addition, accounts under management of Bear Stearns, its affiliates or authorized dealers are not sub-ject to the minimum investment requirement.

Purchases of a Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with Bear Stearns (an "Authorized Dealer"). Purchases of a Portfo-lio's shares also may be made directly through the Transfer Agent. Investors must specify that Class Y is being purchased.

Purchases are effected at Class Y's net asset value per share next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Transfer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settlement date") after the trade date. Investors who make payment before the settlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made be-fore the settlement date.

PURCHASE PROCEDURES

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accept-ed), Federal Reserve draft or by wiring Federal Funds with funds held in bro-kerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds--[Name of Portfolio]--Class Y" if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention: The Bear Stearns Funds-- [Name of Portfolio]--Class Y, P.O. Box 8960, Wilmington, Delaware 19899-8960. Direct overnight deliveries to PFPC, Inc., 400 Bellevue Parkway, Suite 108, Wilmington, Delaware 19809. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Shareholders may not purchase shares of the Portfolio with a check issued by a third party and endorsed over to the Port-folio. Orders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Authorized Dealer) is responsible for forwarding payment promptly to the Fund. The Fund will charge $7.50 for each wire redemption. The payment proceeds of a redemption of shares recently pur-chased by check may be delayed as described under "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in a Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Fund. An account with a Portfolio may be established by completing and signing the Account Information Form indicating which Class of shares is being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check to cover the purchase, to PFPC Inc., Attention: The Bear Stearns Funds--[Name of Portfolio]--Class Y, P.O. Box 8960, Wilmington, Delaware 19899-8960.

THE BEAR STEARNS FUNDS

     Account Information Form

     Please Note: For assistance in completing this form, contact PFPC Inc. at 1-800-447-1139.

1    Account Type  (Please print; indicate only one registration type)

     [ ]  Individual                    [ ]  Joint Tenant

     ------------------------------------------------------------------------------------------------------------------
     NAME

     ------------------------------------------------------------------------------------------------------------------
     JOINT REGISTRANT, IF ANY  (SEE NOTES 1 AND 2)

     ___ ___ ___ ___ ___ ___ ___ ___ ___                    ___ ___ ___ ___ ___ ___ ___ ___ ___
     SOCIAL SECURITY NUMBER OF PRIMARY OWNER                    TAXPAYER IDENTIFICATION NUMBER

     (1) Use only the Social Security number or Taxpayer Identification Number of the first listed joint tenant.

     (2) For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

     ------------------------------------------------------------------------------------------------------------------
     [ ]  Uniform Gift to Minors, or            [ ]  Uniform Transfer to Minors (where allowed by law)

     ------------------------------------------------------------------------------------------------------------------
     NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED)

     ------------------------------------------------------------------------------------------------------------------
     NAME OF MINOR (ONLY ONE PERMITTED)

     Under the                                                                  Uniform Gift/Transfers to Minors Act.
                ----------------------------------------------------------------
                                 STATE RESIDENCE OF MINOR

     ___ ___ / ___ ___ / ___ ___                 ___ ___ ___ ___ ___ ___ ___ ___ ___
     MINOR'S DATE OF BIRTH                       MINOR'S SOCIAL SECURITY NUMBER (REQUIRED TO OPEN ACCOUNT)

     ------------------------------------------------------------------------------------------------------------------
     [ ] Corporation           [ ] Partnership                  [ ] Trust*                      [ ] Other

     ------------------------------------------------------------------------------------------------------------------
     NAME OF CORPORATION, PARTNERSHIP, OR OTHER

     ------------------------------------------------------------------------------------------------------------------
     NAME(S) OF TRUSTEE(S)                                                              DATE OF THE TRUST AGREEMENT

     ___ ___ ___ ___ ___ ___ ___ ___ ___                    ___ ___ ___ ___ ___ ___ ___ ___ ___
     SOCIAL SECURITY NUMBER (REQUIRED TO OPEN ACCOUNT)          TAXPAYER IDENTIFICATION NUMBER (REQUIRED TO OPEN ACCOUNT)

     * If a Trust, include date of trust instrument and list of trustees if they are to be named in the registration.

2    Mailing Address

     ------------------------------------------------------------------------------------------------------------------
     STREET OR P.O. BOX                                                                         APARTMENT NUMBER

     ------------------------------------------------------------------------------------------------------------------
     CITY                                                       STATE                           ZIP CODE

     (     )                                                    (     )
     -----------------------------------------------------    -------------------------------------------------------
     DAY TELEPHONE                                              EVENING TELEPHONE

3    Investment Information

     Method of Investment
     [ ]  I have enclosed a check for a minimum initial investment of $2,500,000 per Fund.
     [ ]  I will wire the minimum initial investment of $2,500,000 per Fund.
     [ ]  I have enclosed a check for an additional investment of $ ___________________________ per Fund.
     [ ]  I will wire an additional investment of $ ___________________________ per Fund.
     [ ]  I purchased _____________________ shares of _______________________________________________ through my broker on ____/____/____. Confirm # _______________.

                                                    NOT PART OF THE PROSPECTUS

3    Investment Information continued
     Wiring Instructions

     A. Telephone the Fund's transfer agent, PFPC Inc., toll-free 800-447-1139, and provide it with your name, address, telephone number, Social Security or Taxpayer Identification Number, the Fund or Funds selected, the amount being wired, and by which bank. PFPC Inc. will then provide a Fund account number. (Investors with existing accounts should also notify the FundOs transfer agent prior to wiring funds.)

     B. Instruct your bank or broker to wire the specified amount, together with your assigned account number, to the Transfer
     Agent:

                                  PFPC Inc.
                                  ABA-0310-0005-3
                                  Credit account number: 86-1030-3398
                                  From: (name of investor)
                                  Account number: (investor's account number with the Fund)
                                  For purchase of: (name of the Fund)
                                  Amount: (amount to be invested)

     Please make my investment in the Funds designated below:

     CLASS Y                    BEAR STEARNS FUNDS                                      INVESTMENT AMOUNT

     _________                  S&P STARS Portfolio                                     $______________________
     _________                  Large Cap Value Portfolio                               $______________________
     _________                  Small Cap Value Portfolio                               $______________________
     _________                  Total Return Bond Portfolio                             $______________________
     _________                  The Insiders Select Fund                                $______________________
     _________                  Money Market Portfolio                                  $______________________
                                Emerging Markets Debt Portfolio                         $______________________

                                TOTAL INVESTMENT AMOUNT                                 $======================

     Note: All shares purchased will be held in a shareholder account for the investor at the Transfer Agent. Checks drawn on foreign banks and checks made payable to persons or entities other than the Fund will not be accepted. Checks should be made payable to the Fund which you are investing in.

4    Distribution Options

     Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

     Dividends          [ ]  Pay by check.      [ ]  Reinvest.
     Capital Gains      [ ]  Pay by check.      [ ]  Reinvest.

     The Redirected Distribution Option allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

     [ ]  Please reinvest dividends and capital gains from the ____________________________ to the __________________________ .
                                                                     (NAME OF FUND)                      (NAME OF FUND)

     If you elect to have distributions paid by check, distributions will be sent to the address of record. Distributions may also be sent to another payee:

     --------------------------------------------------------------------------------------------------------------------------
     NAME

     --------------------------------------------------------------------------------------------------------------------------
     STREET OR P.O. BOX                                                                                 APARTMENT NUMBER

     --------------------------------------------------------------------------------------------------------------------------
     CITY                                                                       STATE                   ZIP CODE

     --------------------------------------------------------------------------------------------------------------------------
     Optional Features

5    Telephone Exchange Privilege

     Unless indicated below, I authorize the Transfer Agent to accept instructions from any persons to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the FundOs current prospectus.

     [ ]  I DO NOT want the Telephone Exchange Privilege.

6    Telephone Redemption Privilege

     [ ]  I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the FundOs current prospectus.

     Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in
     Section 7 is completed for redemption by wire of $500 or more.

                                                    NOT PART OF THE PROSPECTUS

7    Bank of Record (for Telephone Redemptions)

     Please attach a voided check (for electronic credit to your checking account) in the space provided in Section 11.

     --------------------------------------------------------------------------------------------------------------------------
     BANK NAME

     --------------------------------------------------------------------------------------------------------------------------
     STREET OR P.O. BOX                                                                         APARTMENT NUMBER

     --------------------------------------------------------------------------------------------------------------------------
     CITY                                                                       STATE           ZIP CODE

     --------------------------------------------------------------------------------------------------------------------------
     BANK ABA NUMBER  BANK ACCOUNT NUMBER

     --------------------------------------------------------------------------------------------------------------------------
     ACCOUNT NAME

8    Signature and Taxpayer Certification

     The undersigned warrants that I(we) have full authority and, if a natural person, I(we) am(are) of legal age to purchase shares pursuant to this Account Information Form, and have received a current prospectus for the Bear Stearns Fund(s) in which I(we)
     am(are) investing. The undersigned acknowledges that the Telephone Exchange Privilege is automatic and that I(we) may bear the risk of loss in event of fraudulent use of the Privilege. If I(we) do not want the Telephone Exchange Privilege, I(we) have so indicated on this Account Information Form.

     Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

     Under penalty of perjury, I certify that:

     (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to
     me), and
     (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the IRS that I am subject to 31% backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

     Certification Instructions N You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. Mutual fund shares are not deposits of, or guaranteed by, any depository institution, nor are they insured by the FDIC. Investment in the funds involves investment risks, including possible loss of principal.

     [ ] Exempt from backup withholding         [ ] Nonresident alien (Form W-8 attached) _____________________________
                                                                                          COUNTRY OF CITIZENSHIP

     --------------------------------------------------------------------------------------------------------------------------
     AUTHORIZED SIGNATURE                                                       TITLE                               DATE

     --------------------------------------------------------------------------------------------------------------------------
     AUTHORIZED SIGNATURE                                                       TITLE                               DATE

9    For Authorized Dealer Use Only (Please Print)

     We hereby authorize the Transfer Agent to act as our agent in connection with the transactions authorized by the Account
     Information Form. If this Account Information Form includes a Telephone Exchange Privilege authorization or a Telephone
     Redemption Privilege, we guarantee the signature(s) above.

     --------------------------------------------------------------------------------------------------------------------------
     DEALEROS NAME                                             DEALER NUMBER

     --------------------------------------------------------------------------------------------------------------------------
     MAIN OFFICE ADDRESS                                       BRANCH NUMBER

     --------------------------------------------------------------------------------------------------------------------------
     REPRESENTATIVEOS NAME                                     REP. NUMBER

                                                               (     )
     -----------------------------------------------------   ----------------------------------------------------------------
     BRANCH ADDRESS                                            TELEPHONE NUMBER

     --------------------------------------------------------------------------------------------------------------------------
     AUTHORIZED SIGNATURE OF DEALER                            TITLE                                          DATE

10   Additional Account Statements (Please Print)


     In addition to myself and my representative, please send copies of my account statements to:

     -----------------------------------------------------    ------------------------------------------------------
     NAME                                                       NAME

     -----------------------------------------------------    ------------------------------------------------------
     ADDRESS                                                    ADDRESS

     -----------------------------------------------------    ------------------------------------------------------
     CITY, STATE, ZIP CODE                                      CITY, STATE, ZIP CODE

                                                    NOT PART OF THE PROSPECTUS

11  If you are applying for the Telephone Redemption Privilege, please tape your voided check on top of our sample below.

John Smith                                                                                          000
123 First Avenue
Anytown, USA 12345

________________________________________________________________________________________ $ [          ]
                                                VOID
_______________________________________________________________________________________________________

_______________________________________________________________________________________________________


Service Assistance
Our knowledgeable Client Services Representatives are available to assist you between 8:00 a.m. and 6:00 p.m.
Eastern Time at:
1-800-447-1139

Mailing or Fax Instructions
Mail your completed Account Information Form and check to:
The Bear Stearns Funds
c/o PFPC Inc.
P.O. Box 8960
Wilmington, DE 19899-8960
Fax: 302-791-1777
If applications will be faxed, please call and notify Client
Services at 1-800-447-1139 before placing an order.

Bear, Stearns & Co. Inc.
6.97

                                                    NOT PART OF THE PROSPECTUS

Subsequent purchases of shares may be made by checks made payable to the Fund and directed to the address set forth in the preceding paragraph. The Portfo-lio account number should appear on the check.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (cur-rently 4:00 p.m., New York time) on any day the relevant Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next deter-mined.

Shares of the Portfolios are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of Class Y of each Portfolio is computed by di-viding the value of the Portfolio's net assets represented by Class Y (i.e., the value of its assets less liabilities) by the total number of shares of Class Y outstanding. Each Equity Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of Trustees. Substantially all of the Bond Portfolio's investments are valued each business day at fair value as deter-mined by one or more independent pricing services (the "Service") approved by the Fund's Board of Trustees. Procedures of the Service are reviewed under the general supervision of the Fund's Board of Trustees. The remaining assets of the Bond Portfolio are valued using available market quotations or at fair value as determined in good faith by, or in accordance with procedures estab-lished by, the Fund's Board of Trustees. For further information regarding the methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value" in the Portfolios' Statement of Additional Information.

Federal regulations require that investors provide a certified Taxpayer Iden-tification Number (a "TIN") upon opening or reopening an account. See "Divi-dends, Distributions and Taxes." Failure to furnish a certified TIN to the Fund could subject the investor to backup withholding and a $50 penalty im-posed by the Internal Revenue Service (the "IRS").

                             Shareholder Services

EXCHANGE PRIVILEGE

The Exchange Privilege enables an investor to purchase, in exchange for Class Y shares of a Portfolio, Class Y shares of the Fund's other portfolios or shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, and the Money Market Portfolio of The RBB Fund, Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have dif-ferent investment objectives which may be of interest to investors. To use this Privilege, investors should consult their account executive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.

To use this Privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares--General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to ex-change shares of a Portfolio by phone because share certificates must accom-pany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange re-quests to the Transfer Agent in writing.

If the exchanging shareholder does not currently own Class Y shares of the portfolio or fund whose shares are being acquired, a new account will be es-tablished with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days' notice to the affected portfolio or fund shareholders. The Fund, BSFM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Au-thorized Dealer or the Transfer Agent. When establishing a new account by ex-change, the Class Y shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dol-lar value must equal or exceed the applicable minimum for subsequent invest-ments. If any amount remains in the investment portfolio from which the ex-change is being made, such amount must not be below the minimum account value required by the Portfolio or Fund.

Class Y shares will be exchanged at the next determined net asset value. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written no-tice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to re-ject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of Class Y shares of one portfolio or fund for Class Y shares of another is treated for federal income tax purposes as a sale of the Class Y shares given in exchange by the shareholder and, therefore, an exchanging shareholder may recognize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION

The Redirected Distribution Option enables a shareholder to invest automati-cally dividends and/or capital gain distributions, if any, paid by a Portfolio in Class Y shares of another portfolio of the Fund or a fund advised or spon-sored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the then-current net asset value.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

                             HOW TO REDEEM SHARES

GENERAL

The redemption price will be based on the net asset value next computed after receipt of a redemption request.

Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one Class, any re-quest for redemption must specify the Class of shares being redeemed. If the investor fails to specify the Class of shares to be redeemed or if the in-vestor owns fewer shares of the Class than specified to be redeemed, the re-demption request may be delayed until the Transfer Agent receives further in-structions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Fund imposes no charges when shares are redeemed directly through Bear Stearns.

Each Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. The Fund will reject re-quests to redeem shares by telephone or wire for a period of 15 days after re-ceipt by the Transfer Agent of the purchase check against which such redemp-tion is requested. This procedure does not apply to shares purchased by wire payment.

The Fund reserves the right to redeem investor accounts at its option upon not less than 60 days written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the no-tice period.

PROCEDURES

REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS
Clients with a brokerage account may submit redemption requests to their ac-count executives or Authorized Dealers in person or by telephone, mail or wire. As the Fund's agent, Bear Stearns or Authorized Dealers may honor a re-demption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the sharehold-er's brokerage account at the election of the shareholder. Bear Stearns ac-count executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably be-lieved by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reason-ably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT
Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Mail re-demption requests should be sent to the Transfer Agent at: PFPC Inc., Atten-tion: The Bear Stearns Funds--[Name of Portfolio]--Class Y, P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS
A shareholder may have redemption proceeds of $500 or more wired to the share-holder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Autho-rized Dealer, or to the Transfer Agent if the shares are not held in a broker-age account.

If share certificates have been issued, written redemption instructions, indi-cating the portfolio from which shares are to be redeemed, and duly endorsed share certificates, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partner-ship, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. A signature guarantee is designed to protect the share-holders and the Portfolio against fraudulent transactions by unauthorized per-sons. A signature guarantee may be obtained from a domestic bank or trust com-pany, recognized broker, dealer, clearing agency or savings association who are participants in a medallion program by the securities transfer associa-tion. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guaran-tees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion. Any questions with respect to signature-guaran-tees should be directed to the Transfer Agent by calling 1-800-447-1139.

During times of drastic economic or market conditions, investors may experi-ence difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being proc-essed at a later time than it would have been if telephone redemption had been used. During the delay, each Portfolio's net asset value may fluctuate.

                      Dividends, Distributions and Taxes

Dividends will be automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redi-rected into another fund pursuant to the Redirected Distribution Option. The Bond Portfolio declares dividends from net investment income on each day the New York Stock Exchange is open for business. These dividends usually are paid on or about the twentieth day of each month. The earnings for Saturdays, Sun-days and holidays are declared as dividends on the preceding business day. Shares begin accruing income dividends on the day the purchase order is effec-tive. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption.

Each Equity Portfolio ordinarily pays dividends from its net investment income at least once a year.

Each Portfolio distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the dis-tribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Portfolio will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Class Y shares of the Portfolio at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redi-rected Distribution Option. All expenses are accrued daily and deducted before declaration of dividends to investors.

Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains re-alized from the sale or disposition of certain market discount bonds, paid by a Portfolio will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Portfolio or redi-rected into another portfolio or fund. Distributions from net realized long-term securities gains of a Portfolio will be taxable to U.S. shareholders as long-term capital gains for federal income tax purposes, regardless of how long shareholders have held their Portfolio's shares and whether such distri-butions are received in cash or reinvested in, or redirected into other, shares. The Code provides that the net capital gain of an individual generally will not be subject to federal income tax at a rate in excess of 28%. Divi-dends and distributions may be subject to state and local taxes.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other dispo-sition of certain market discount bonds, paid by a Portfolio to a foreign in-vestor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate speci-fied in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. non-resident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distribu-tions from securities gains, if any, paid during the year.

Federal regulations generally require the Fund to withhold ("backup withhold-ing") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify that the TIN furnished in connection with opening an account is correct and that such shareholder has not received no-tice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may direct the Fund to institute backup withholding if the

IRS determines that a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's federal income tax return.

While a Portfolio is not expected to have any federal tax liability, investors should expect to be subject to federal, state and local taxes in respect of their investment in Portfolio shares. Management of the Fund believes that each Portfolio has qualified for the fiscal year ended March 31, 1997 as a "regulated investment company" under the Code. Each Portfolio intends to con-tinue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves a Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. A Portfolio may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

Each investor should consult its tax adviser regarding specific questions as to federal, state or local taxes applicable to an investment in a Portfolio.

                            PERFORMANCE INFORMATION

For purposes of advertising, performance for Class Y of each Portfolio may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and as-sume that any income dividends and/or capital gains distributions made by a Portfolio during the measuring period were reinvested in Class Y shares.

Performance of the Bond Portfolio also may be advertised on the basis of cur-rent yield. Current yield refers to the Bond Portfolio's annualized net in-vestment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calcu-lating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an ini-tial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the re-deemable value of the investment at the end of the period. Advertisements of each Portfolio's performance will include such Portfolio's average annual to-tal return for one, five and ten year periods, or for shorter periods depend-ing upon the length of time during which the Portfolio has operated. Computa-tions of average annual total return for periods of less than one year repre-sent an annualization of such Portfolio's actual total return for the applica-ble period.

Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percent-age rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the begin-ning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance infor-mation, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertis-ing or marketing each Equity Portfolio's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Wilshire 4500 Stock Index, Russell Small Cap Index, the Dow Jones Industrial Average and other industry publications. Performance information that may be used in advertising or marketing the Bond Portfolio's shares can include data from Lipper Analytical Services, Inc.,

Morningstar, Inc., Bond Buyer's 20-Bond Index, Moody's Bond Survey Bond Index, Lehman Brothers Aggregate Bond Index, Salomon Brothers Broad Investment-Grade Index and components thereof, Mutual Fund Values; Mutual Fund Forecaster, Mu-tual Fund Investing and other industry publications.

                              General Information

The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994, and commenced opera-tions on or about April 3, 1995. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each Port-folio's shares are classified into three Classes--Class A, Class C and Class
Y. Each share has one vote and shareholders will vote in the aggregate and not by Class, except as otherwise required by law.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio of which they are shareholders. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the relevant Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indem-nification from the respective Portfolio's property for all losses and ex-penses of any shareholder held personally liable for the obligations of a Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Portfolio. The Fund's Trustees intend to conduct the operations of each Portfolio in a way so as to avoid, as far as possible, ul-timate liability of the shareholders for liabilities of the Portfolio. As dis-cussed under "Management of the Fund" in the Portfolios' Statement of Addi-tional Information, each Portfolio ordinarily will not hold shareholder meet-ings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.

To date, the Fund's Board has authorized the creation of seven portfolios of shares. All consideration received by the Fund for shares of one of the port-folios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submit-ted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon un-less approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfo-lio shall be deemed to be affected by a matter unless it is clear that the in-terests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, Rule 18f-2 exempts the se-lection of independent accountants and the election of Trustees from the sepa-rate voting requirements of Rule 18f-2.

The Transfer Agent maintains a record of share ownership and will send confir-mations and statements of account.

Shareholder inquiries may be made by writing to the Fund at PFPC Inc., Atten-tion: The Bear Stearns Funds, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 or by calling Bear Stearns at 1-800-766-4111.

                                   Appendix

INVESTMENT TECHNIQUES

In connection with its investment objective and policies, each Portfolio may employ, among others, the following investment techniques which may involve certain risks. Options and futures transactions involve "derivative securi-ties."

OPTIONS TRANSACTIONS--(ALL PORTFOLIOS)

Each Portfolio may engage in options transactions. Each Portfolio is permitted to invest up to 5% of its assets, represented by the premium paid, in the pur-chase of call and put options in respect of specific securities (or groups or "baskets" of specific securities) in which the Portfolio may invest. Each Portfolio may write and sell covered call option contracts on securities owned by the Portfolio not exceeding 20% of the value of its net assets at the time such option contracts are written. Each Portfolio also may purchase call op-tions to enter into closing purchase transactions. Each Portfolio also may write covered put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the op-tion period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered put option sold by a Portfolio exposes the Portfolio during the term of the option to a de-cline in price of the underlying security or securities. A put option sold by the Portfolio is covered when, among other things, cash or liquid securities are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken.

Each Equity Portfolio also may purchase and sell call and put options on for-eign currency for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the un-derlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires.

Each Equity Portfolio may purchase and sell call and put options on stock in-dexes listed on U.S. securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether an Equity Portfolio will realize a gain or loss from the pur-chase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a par-ticular stock.

Successful use by each Equity Portfolio of options will be subject to BSFM's ability to predict correctly movements in the direction of individual stocks, the stock market generally, foreign currencies or interest rates. The Bond Portfolio's successful use of options will be subject to BSFM's ability to predict correctly movements in interest rates. To the extent BSFM's predic-tions are incorrect, a Portfolio may incur losses which could adversely affect the value of a shareholder's investment.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--(ALL PORTFOLIOS)

Each Portfolio may enter into interest rate futures contracts and options with respect thereto. Each Equity Portfolio also may enter into stock index futures contracts and currency futures contracts, and options with respect thereto, in U.S. domestic markets or on exchanges located outside the United States. See "--Options Transactions" above. These transactions will be entered into as a substitute for comparable market positions in the underlying securities or for hedging purposes. Although no Portfolio would be a commodity pool, it would be subject to rules of the CFTC limiting the extent to which it could engage in these transactions.

Each Portfolio's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the CFTC. In addition, a Portfolio may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired com-modity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered in-to; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. To the extent a Portfolio engages in the use of futures and options on futures for other than bona fide hedging purposes, the Portfolio may be subject to additional risk.

Engaging in these transactions involves risk of loss to a Portfolio which could adversely affect the value of a shareholder's investment. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid mar-ket will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permit-ted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified pe-riods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby pre-venting prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses. In addition, an Equity Portfolio engaging in futures transactions in foreign markets may involve greater risks than trading on domestic exchanges.

Successful use of futures by an Equity Portfolio or the Bond Portfolio also is subject to BSFM's ability to predict correctly movements in the direction of the market or foreign currencies, or interest rates, respectively, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting the value of securities held in its portfolio and prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of secu-rities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has in-sufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and/or published positions of the Securities and Ex-change Commission, each Portfolio may be required to segregate cash or high quality liquid securities in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

FORWARD COMMITMENTS--(BOND PORTFOLIO)

The Bond Portfolio may purchase securities on a when-issued or forward commit-ment basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Bond Portfolio will make commitments to pur-chase such securities only with the intention of actually acquiring the secu-rities, but the Bond Portfolio may sell these securities before the settlement date if it is deemed advisable. The Bond Portfolio will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

Securities purchased on a when-issued or forward commitment basis and certain other securities held by the Bond Portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Bond Portfolio to risk be-cause they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction it-self. A segregated account of the Bond Portfolio consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities of the type in which the Bond Portfolio invests at least equal at all times to the amount of the when-issued or forward commitments will be es-tablished and maintained at the Fund's custodian bank. Purchasing securities on a forward commitment basis when the Bond Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Bond Portfolio's net assets and its net asset value per share.

FUTURE DEVELOPMENTS--(ALL PORTFOLIOS)
Each Portfolio may take advantage of opportunities in the area of options and futures contracts, options on futures contracts and any other derivative in-vestments which are not presently contemplated for use by a Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Portfolio's investment objective and legally permissible for such Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its prospectus.

LENDING PORTFOLIO SECURITIES--(ALL PORTFOLIOS)

From time to time, each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of a Portfolio's total assets. In connection with such loans, a Portfo-lio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned secu-rities. Each Portfolio can increase its income through the investment of such collateral. A Portfolio continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned secu-rity and receives interest on the amount of the loan. Such loans will be ter-minable at any time upon specified notice. A Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Portfolio.

BORROWING MONEY--(ALL PORTFOLIOS)

As a fundamental policy, each Portfolio is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. However, each Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Portfolio's total as-sets, such Portfolio will not make any additional investments.

CERTAIN PORTFOLIO SECURITIES

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS--(EQUITY PORTFOLIOS)

Each Equity Portfolio's assets may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European De-positary Receipts ("EDRs"). These securities may not necessarily be denomi-nated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corpora-tion. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic se-curities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each Equity Portfolio may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is es-tablished jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participa-tion by the issuer of the deposited security. Holders of unsponsored deposi-tary receipts generally bear all the costs of such facilities and the deposi-tary of an unsponsored facility frequently is under no obligation to distrib-ute shareholder communications received from the issuer of the deposited secu-rity or to pass through voting rights to the holders of such receipts in re-spect of the deposited securities.

MORTGAGE-RELATED SECURITIES--(BOND PORTFOLIO)
The Bond Portfolio may invest in mortgage-related securities which are collat-eralized by pools of mortgage loans.

Mortgage-related securities are a form of derivative securities collateralized by pools of mortgage loans assembled for sale to investors by various govern-mental agencies, such as the Government National Mortgage Association and gov-ernment-related organizations such as the Federal National Mortgage Associa-tion and the Federal Home Loan Mortgage Corporation, as well as by private is-suers such as commercial banks, savings and loan institutions, mortgage banks and private mortgage insurance companies, and similar foreign entities. The mortgage-related securities in which the Bond Portfolio may invest include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities which are derivative multiclass mortgage securities. Stripped mortgage-backed securities usually are struc-tured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Bond Portfolio purchases a mortgage-related security at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of certain of these securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to prepay. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Bond Portfolio. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Bond Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Bond Portfolio will receive when these amounts are reinvested. For further discussion concerning the investment considerations involved, see "Description of the Fund--Risk Factors-- Fixed-Income Securities" above and "Illiquid Securities" below and "Investment Objective and Management Policies--Portfolio Securities--Mortgage-Related Se-curities" in the Statement of Additional Information.

ASSET-BACKED SECURITIES--(BOND PORTFOLIO)

The Bond Portfolio may invest in asset-backed securities which are a form of derivative securities. The securitization techniques used for asset-backed se-curities are similar to those used for mortgage-related securities. These se-curities include debt securities and securities with debt-like characteris-tics. The collateral for these securities has included home equity loans, au-tomobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.

Asset-backed securities present certain risks that are not presented by mort-gage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain pos-session of the underlying obligations. If the servicer were to sell these ob-ligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed secu-rities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such re-ceivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

CONVERTIBLE SECURITIES--(ALL PORTFOLIOS)

Convertible securities are fixed income securities that may be converted at either a stated price or stated rate within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

The Bond Portfolio also may invest in debt securities with warrants attached or in units with warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

In connection with its purchases of convertible securities (which include debt securities with warrants), the Bond Portfolio from time to time may hold com-mon stock received upon the conversion of the security or the exercise of the warrant. The Bond Portfolio does not intend to retain the common stock in its portfolio and will sell it as promptly as it can and in a manner which it be-lieves will reduce the risk to the Bond Portfolio of loss in connection with the sale.

In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "con-version value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and gen-erally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

MUNICIPAL OBLIGATIONS--(BOND PORTFOLIO)

Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their polit-ical subdivisions, agencies and instrumentalities, or multistate agencies or authorities. While in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain issues of municipal obligations, both taxable and non-taxable, offer yields comparable and in some cases greater than the yields available on other permissible investments. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Dividends received by shareholders which are attributable to in-terest income received by it from municipal obligations generally will be sub-ject to federal income tax. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. The Bond Portfolio currently in-tends to invest no more than 25% of its assets in municipal obligations. How-ever, this percentage may be varied from time to time without shareholder ap-proval.

ZERO COUPON AND STRIPPED SECURITIES--(BOND PORTFOLIO)
The Bond Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured inter-est coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The Bond Portfolio also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no inter-est to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit quali-ties.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES--(BOND PORTFOLIO)
The Bond Portfolio may invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdi-visions, agencies or instrumentalities that are determined by BSFM to be of comparable quality to the other obligations in which the Bond Portfolio may invest. Such securities also include debt obligations of supranational enti-ties. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or de-velopment and international banking institutions and related government agen-cies. Examples include the International Bank for Reconstruction and Develop-ment (the World Bank), the European Coal and Steel Community, the Asian Devel-opment Bank and the InterAmerican Development Bank. The percentage of the Bond Portfolio's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and fi-nancial markets of the countries in which the investments are made and the in-terest rate climate of such countries.

MONEY MARKET INSTRUMENTS

Each Portfolio may invest, in the circumstances described under "Description of the Fund--Management Policies," in the following types of money market in-struments, each of which at the time of purchase must have or be deemed to have under rules of the Securities and Exchange Commission remaining maturities of 13 months or less.

U.S. TREASURY SECURITIES--(ALL PORTFOLIOS)
U.S. Treasury securities include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

U.S. GOVERNMENT SECURITIES--(ALL PORTFOLIOS)
In addition to U.S. Treasury securities, U.S. Government securities include securities issued or guaranteed by the U.S. Government or its agencies or in-strumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage As-sociation pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Mar-keting Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

BANK OBLIGATIONS--(ALL PORTFOLIOS)
Each Portfolio may invest in bank obligations, including certificates of de-posit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidi-aries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obliga-tions of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restric-tions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign depos-its.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by each Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. No Portfolio will invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include unin-sured, direct obligations bearing fixed, floating or variable interest rates.

REPURCHASE AGREEMENTS--(ALL PORTFOLIOS)
Repurchase agreements involve the acquisition by a Portfolio of an underlying debt instrument, subject to an obligation of the seller to repurchase, and such Portfolio to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by a Portfolio in connection with the sale of the securities if the seller does not repur-chase them in accordance with the repurchase agreement. In addition, if bank-ruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by a Portfolio may be delayed or limited.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS--(ALL PORTFOLIOS) Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by each Port-folio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AAby S&P, Fitch or Duff, or (c) if unrated, determined by BSFM to be of comparable quality to those rated obligations which may be purchased by a Portfolio. Each Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

WARRANTS--(EQUITY PORTFOLIOS)

Each Equity Portfolio may invest up to 5% of its net assets in warrants, ex-cept that this limitation does not apply to warrants acquired in units or at-tached to securities. Included in such amount, but not to exceed 2% of the value of an Equity Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a spec-ified period of time.

INVESTMENT COMPANY SECURITIES--(ALL PORTFOLIOS)

Each Portfolio may invest in securities issued by other investment companies. Under the 1940 Act, a Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Portfolio's total assets with re-spect to any one investment company and (iii) 10% of the Portfolio's total as-sets in the aggregate. Investments in the securities of other investment com-panies will involve duplication of advisory fees and certain other expenses.

ILLIQUID SECURITIES--(ALL PORTFOLIOS)

Each Portfolio may invest up to 15% of the value of its net assets in securi-ties as to which a liquid trading market does not exist, provided such invest-ments are consistent with the Portfolio's investment objective. Such securi-ties may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, options traded in the over-the-counter market and securities used to cover such options, and certain asset-backed and mortgage-backed securities, such as certain collateralized mortgage obligations and stripped mortgage-backed securities. As to these securities, each Portfolio is subject to a risk that should such Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of such Portfolio's net assets could be adversely affected.

RATINGS--(ALL PORTFOLIOS)
The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be empha-sized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, al-though these ratings may be an initial criterion for selection of portfolio investments, BSFM also will evaluate such obligations and the ability of their issuers to pay interest and principal. Each Portfolio will rely on BSFM's judgment, analysis and experience in evaluating the creditworthiness of an is-suer. In this evaluation, BSFM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic condi-tions and trends, the quality of the issuer's management and regulatory mat-ters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. Once the rating of a security held by a Portfolio has been changed, BSFM will consider all cir-cumstances deemed relevant in determining whether such Portfolio should con-tinue to hold the security.

   THE
BEAR STEARNS
  FUNDS

  245 Park Avenue

  New York, NY 10167

  1-800-766-4111

  Distributor
  Bear, Stearns & Co. Inc.
  245 Park Avenue
  New York, NY 10167

  Investment Adviser
  Bear Stearns Funds Management Inc.
  245 Park Avenue
  New York, NY 10167

  Custodian
  Custodial Trust Company
  101 Carnegie Center
  Princeton, NJ 08540

  Transfer & Dividend
  Disbursement Agent
  PFPC Inc.
  Bellevue Corporate Center
  400 Bellevue Parkway
  Wilmington, DE 19809

  Counsel
  Kramer, Levin, Naftalis & Frankel
  919 Third Avenue
  New York, NY 10022

  Independent Auditors
  Deloitte & Touche LLP
  Two World Financial Center
  New York, NY 10281-1434






  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE PORTFOLIO'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE PORTFOLIO'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THE PORTFOLIO'S PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                                     Rule 497(c)
                                                       Registration No. 33-84842

                             THE BEAR STEARNS FUNDS
                            LARGE CAP VALUE PORTFOLIO
                            SMALL CAP VALUE PORTFOLIO
                           TOTAL RETURN BOND PORTFOLIO
                          CLASS A, CLASS C AND CLASS Y
                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)

                                  JULY 14, 1997

         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant prospectus (the "Prospectus") dated July 14, 1997 of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time, offering shares of three diversified portfolios (each, a "Portfolio"): the Large Cap Value Portfolio and the Small Cap Value Portfolio (together, the "Equity Portfolios") and the Total Return Bond Portfolio (the "Bond Portfolio"). To obtain a free copy of such Prospectus, please write to the Fund at PFPC Inc. ("PFPC"), Attention: [Name of Portfolio], P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1-800-4471139 or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766-4111.

         Bear Stearns Funds Management Inc. ("BSFM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as each Portfolio's investment adviser.

         Bear Stearns, an affiliate of BSFM, serves as distributor of each Portfolio's shares.

                                TABLE OF CONTENTS
                                                                           Page


Investment Objective and Management Policies.........................     B-2
Management of the Fund...............................................     B-10
Management Arrangements..............................................     B-13
Purchase and Redemption of Shares....................................     B-16
Determination of Net Asset Value.....................................     B-17
Dividends, Distributions and Taxes...................................     B-19
Portfolio Transactions...............................................     B-26
Performance Information..............................................     B-28
Code of Ethics.......................................................     B-29
Information About the Fund...........................................     B-30
Custodian, Transfer and Dividend Disbursing Agent,
Counsel and Independent Auditors.....................................     B-33
Financial Statements.................................................     B-33
Appendix.............................................................     B-34

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "Description of the Fund."

Portfolio Securities

         Bank Obligations. (All Portfolios) Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by each Portfolio are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending on the principal amount of the CDs of each bank held by such Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by each Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BSFM carefully evaluates such investments on a case-by-case basis.

Mortgage-Related Securities

         Government Agency Securities. (Bond Portfolio) Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

         Government Related Securities. (Bond Portfolio) Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

         Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Repurchase Agreements. (All Portfolios) Each Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which each Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. BSFM will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Each Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

         Municipal Obligations. (Bond Portfolio) Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase  agreements which are similar to installment  purchase  contracts for property or equipment issued by municipalities. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately. The Bond Portfolio will invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Bond Portfolio investments.


         Commercial Paper and Other Short-Term Corporate Obligations. (All Portfolios) Variable rate demand notes include variable amount master demand notes, which are obligations that permit each Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, a Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, BSFM will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and an Equity Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Equity Portfolios' Prospectus for other commercial paper issuers.


         Illiquid Securities. (All Portfolios) When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, each Portfolio will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between a Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops for certain unregistered securities purchased by a Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended, such Portfolio intends to treat them as liquid securities in accordance with procedures approved by the Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board of Trustees has directed BSFM to monitor carefully each Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in such Portfolio during such period.

         Ratings of Debt. (Bond Portfolio) Subsequent to its purchase by the Bond Portfolio, a debt issue may cease to be rated or its rating may be reduced below the minimum required for purchase by the Bond Portfolio. Neither event will require the sale of such securities by the Bond Portfolio, but BSFM will consider such event in determining whether the Bond Portfolio should continue to hold the securities. To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") may change as a result of changes in such organizations or their rating systems, the Bond

Portfolio  will  attempt  to  use  comparable   ratings  as  standards  for  its
investments in accordance with the investment policies contained in the Portfolio's Prospectus and this Statement of Additional Information.

Management Policies

         Each Portfolio may engage in the following practices in furtherance of its objective.

         Options Transactions. (All Portfolios) Each Portfolio may engage in options transactions, such as purchasing or writing covered call or put options. The principal reason for writing covered call options, which are call options with respect to which a Portfolio owns the underlying security or securities, is to realize, through the receipt of premiums, a greater return than would be realized on a Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.


         Options written by the Portfolios ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. Each Portfolio may write (a) in-the-money call options when BSFM expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when BSFM expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-ofthe-money call options when BSFM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.


         So  long  as a  Portfolio's  obligation  as  the  writer  of an  option continues, such Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or a Portfolio effects a closing purchase transaction. A Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

         While it may choose to do otherwise, each Portfolio generally will purchase or write only those options for which BSFM believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

         Stock Index Options. (Equity Portfolios) Each Equity Portfolio may purchase and write put and call options on stock indexes listed on U.S. or foreign securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.

         Options on stock  indexes are  similar to options on stock  except that
(a) the expiration cycles of stock index options are generally monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

        Futures Contracts and Options on Futures Contracts. (All Portfolios) Each Portfolio may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, to the extent permitted under applicable law, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading in commodities that are not currently traded in the United States or arbitrage possibilities not available in the United States.


         Initially, when purchasing or selling futures contracts, a Portfolio will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, at the then prevailing price, which will operate to terminate the Portfolio's existing position in the contract.


         Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio to substantial losses. If it is not possible, or the Portfolio determines not, to close a futures position in anticipation of adverse price movements, the Portfolio will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         In addition, to the extent a Portfolio is engaging in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities owned by the Portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indexes, the risk of imperfect correlation increases as the composition of each Equity Portfolio's investments varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

         Upon exercise of an option on a futures contract, the writer of the option will deliver to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Portfolio.

         Foreign Currency Transactions. (Equity Portfolios) If an Equity Portfolio enters into a currency transaction, it will deposit, if so required by applicable regulations, with its custodian cash, U.S. Government securities or other high grade debt obligations, in a segregated account of the Equity Portfolio in an amount at least equal to the value of the Equity Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Equity Portfolio's commitment with respect to the contract.

         At or before the maturity of a forward contract, the Equity Portfolio either may sell a security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Equity Portfolio will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Equity Portfolio retains the portfolio security and engages in an offsetting transaction, such Equity Portfolio, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between the Equity Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Equity Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Equity Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The cost to each Equity Portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, an Equity Portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), may cause the Fund to restrict the degree to which each Equity Portfolio engages in currency transactions. See "Dividends, Distributions and Taxes."

         Lending Portfolio Securities. (All Portfolios) To a limited extent, each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, a Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by such Portfolio to be the equivalent of cash. From time to time, a Portfolio may return to the borrower or a third party which is unaffiliated with such Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) each Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) each Portfolio must be able to terminate the loan at any time; (4) each Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) each Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

         Investment Restrictions. Each Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies. These restrictions cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. No Portfolio may:

         1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         2. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

         3. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Portfolio's total assets.

         4. Invest in commodities, except that each Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         5. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but each Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         6. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. For purposes of this Investment
Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Trustees.

         8. Act as an underwriter of securities of other issuers, except to the extent each Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

         10. Purchase securities on margin, but each Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         12. Purchase, sell or write puts, calls or combinations thereof, except
as  described  in  the  Portfolio's   Prospectus  and  Statement  of  Additional
Information.

         13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

         14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         The following investment restrictions numbered 15 and 16, which are not fundamental policies, apply only to the Equity Portfolios. Neither of these Portfolios may:

         15. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Equity Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

         16. Invest in the securities of a company for the purpose of exercising management or control, but each Equity Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                             MANAGEMENT OF THE FUND

         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.


NAME AND ADDRESS            POSITION           PRINCIPAL OCCUPATION
   (AND AGE)                WITH FUND          DURING PAST FIVE YEARS
---------------             --------           ----------------------
Peter M. Bren (63)          Trustee            President of The Bren Co., since
126 East 56th Street                           1969; President of Koll, Bren
New York, NY  10021                            Realty Advisors and Senior
                                               Partner for Lincoln Properties
                                               prior thereto.

Alan J. Dixon* (69)         Trustee            Partner of Bryan Cave, a law
7535 Claymont Court                            firm in St. Louis since
Apt. #2                                        January 1993; United States
Belleville, IL  62223                          Senator of Illinois from 1981
                                               to 1993.

John R. McKernan, Jr. (49)  Trustee            Chairman and Chief Executive
P.O. Box 15213                                 Officer of McKernan
Portland, ME 02110                             Enterprises Inc. since January
                                               1995; Governor of Maine prior
                                               thereto.

M.B. Oglesby, Jr. (55)      Trustee            President and Chief Executive
700 13th Street, N.W.                          Officer,  Association of
Washington, DC 20005                           American Railroads since June
                                               23, 1997; Vice Chairman of
                                               Cassidy & Associates since
                                               February 1996; Senior Vice
                                               President of RJR Nabisco, Inc.

NAME AND ADDRESS            POSITION           PRINCIPAL OCCUPATION
   (AND AGE)                WITH FUND          DURING PAST FIVE YEARS
---------------             ---------          ---------------------

                                               from April 1989 to February
                                               1996; Former Deputy Chief of
                                               Staff-White House from 1988
                                               to January 1989.

Robert S. Reitzes* (53)     Chairman of the    Director of Mutual Funds-Bear
245 Park Avenue             Board              Stearns Asset Management,
New York, NY  10167                            Senior Managing Director of
                                               Bear Stearns since March 1994;
                                               Co-Director of Research and
                                               Senior Chemical Analyst of
                                               C.J. Lawrence/Deutsche Bank
                                               Securities from January
                                               1991 to March 1994.

Peter B. Fox (45)            Executive Vice    Managing Director-Emeritus
Three First National Plaza   President         February 1997, Bear Stearns
Chicago, IL  60602                             1997; Bear Stearns, Senior
                                               Managing Director, Public
                                               Finance, since September 1987.


William J. Montgoris (50)    Executive Vice    Chief Financial Officer and
245 Park Avenue              President         Chief Operating Officer, Bear
New York, NY  10167                            Stearns.

Stephen A.  Bornstein (54)   Vice  President   Managing Director, Legal
245 Park  Avenue                               Department, Bear Stearns.
New York,  NY 10167

Frank J. Maresca (38)        Vice President    Managing Director of Bear
245 Park Avenue              and Treasurer     Stearns since September 1994;
New York, NY  10167                            Associate Director of Bear
                                               Stearns from September 1993 to
                                               September 1994;  Executive Vice
                                               President of BSFM since March
                                               1992; Vice President  of Bear
                                               Stearns  from  March  1992 to
                                               September  1993.

Donalda L. Fordyce (38)      Vice President    Senior Managing  Director,
245 Park Avenue                                Bear Stearns Asset  Management
New York, NY  10167                            since March,  1996; previously
                                               Vice President,  Asset
                                               Management Group, Goldman,
                                               Sachs from 1986 to 1996.

Ellen T. Arthur (44)         Secretary         Associate Director of Bear
245 Park Avenue                                Stearns since January 1996;
New York, NY  10167                            Senior Counsel and Corporate
                                               Vice President of PaineWebber
                                               Incorporated from April 1989
                                               to September 1995.

Vincent L. Pereira (32)      Assistant         Associate  Director of Bear
245 Park Avenue              Treasurer         Stearns  since  September  1995
New York, NY  10167                            and Vice President of BSFM
                                               since May 1993;  Vice  President
                                               of Bear Stearns from May 1993
                                               to September  1995;  Assistant
                                               Vice President of Mitchell

NAME AND ADDRESS            POSITION           PRINCIPAL OCCUPATION
   (AND AGE)                WITH FUND          DURING PAST FIVE YEARS
---------------             ---------          ---------------------

                                               Hutchins Asset Management, Inc.
                                               from October 1992 to May 1993.

Eileen M. Coyle (31)        Assistant          Vice President of Bear Stearns
245 Park Avenue             Secretary          since September 1995; Manager of
New York, NY  10167                            BSFM since 1995; Senior
                                               Administrator and Supervisor for
                                               BSFM from January 1994 to 1995;
                                               Accounting Supervisor and
                                               Senior Accountant for Bear
                                               Stearns since 1990.

         The Fund pays its non-affiliated Board members an annual retainer of $5,000 and a per meeting fee of $500 and reimburses them for their expenses. The Fund does not compensate its officers. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended March 31, 1997 is as follows:



                                                                                                                  (5)
                                                               (3)                                               Total
                                      (2)                  Pension or                    (4)               Compensation from
            (1)                    Aggregate           Retirement Benefits        Estimated Annual           Fund and Fund
       Name of Board              Compensation         Accrued as Part of           Benefits Upon           Complex Paid to
          Member                  from Fund *            Fund's Expenses             Retirement              Board Members
          -----                 ----------           --------------            ---------             -------------

Peter M. Bren                        $7,000                   None                      None                  $11,500

Alan J. Dixon                        $7,000                   None                      None                  $ 6,500

John R. McKernan, Jr.                $7,000                   None                      None                  $12,000

M.B. Oglesby, Jr.                    $7,000                   None                      None                  $12,000

Robert S. Reitzes                     None                    None                      None                    None


---------------------
* Amount does not include  reimbursed  expenses for  attending  Board  meetings, which  amounted  to  approximately  $7,000 for Board  members of the Fund,  as a group.


        Board members and officers of the Fund, as a group, owned less than 1% of each Portfolio's shares outstanding on May 31, 1997.

        For so long as the Plan described in the section captioned "Management Arrangements--Distribution and Shareholder Servicing Plan" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

        No meetings of shareholders of the Fund will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

                             MANAGEMENT ARRANGEMENTS

        The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "Management of the Fund."

        Investment Advisory Agreement. BSFM provides investment advisory services to each Portfolio pursuant to the Investment Advisory Agreement (the "Agreement") dated February 22, 1995, as revised May 4, 1995, with the Fund. As to each Portfolio, the Agreement is subject to annual approval by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, last approved the Agreement at a meeting held on January 28, 1997. The Agreement is terminable, as to each Portfolio, without penalty, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSFM. As to the relevant Portfolio, the Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         BSFM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSFM: Mark A. Kurland, Chief Executive Officer, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Frank J. Maresca, Executive Vice President; Donalda L. Fordyce, Executive Vice President; Vincent
L. Pereira, Vice President and Treasurer; Ellen T. Arthur, Secretary; and Michael Minikes, Warren J. Spector and Robert M. Steinberg, Directors.

         BSFM provides investment advisory services to each Portfolio in accordance with its stated policies, subject to the approval of the Fund's Board of Trustees. BSFM provides each Portfolio with portfolio managers who are authorized by the Board of Trustees to execute purchases and sales of securities. The portfolio managers of the Equity Portfolios are Robert S. Reitzes, Mark A. Kurkland, Gail Sprute and Harris Cohen. The portfolio manager of the Bond Portfolio is Peter E. Mahoney . All purchases and sales are reported for the Board of the Trustees' review at the meeting subsequent to such transactions.

         As compensation for BSFM's advisory services, each Equity Portfolio has agreed to pay BSFM a monthly fee at the annual rate of .75 of 1% of the value of such Equity Portfolio's average daily net assets. The Bond Portfolio has agreed to pay BSFM a monthly fee at the annual rate of .45 of 1% of the value of the Bond Portfolio's average daily net assets. For the period from April 3, 1995 (commencement of operations) through March 31, 1996, the investment advisory fees payable by the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio amounted to $45,531, $88,955 and $51,869, respectively. For the fiscal year ended March 31, 1997, the investment advisory fees payable by the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio amounted to $151,578, $285,539 and $98,957, respectively. These amounts were waived pursuant to an undertaking by BSFM, resulting in no fees being paid by the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio. In addition, BSFM reimbursed $224,658, $191,607 and $282,573 for Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio, respectively, in order to maintain the voluntary expense limitation for the period April 3, 1995 (commencement of operations) through March 31, 1996. BSFM reimbursed $161,196, $86,666 and $280,261 for Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio, respectively, in order to maintain the voluntary expense limitation for the fiscal year ended March 31, 1997.

         Administration Agreement. BSFM provides certain administrative services to the Fund pursuant to the Administration Agreement dated February 22, 1995, as revised April 11, 1995 and June 2, 1997, with the Fund. As to each Portfolio, the Administration Agreement will continue until February 22, 1998 and thereafter will be subject to annual approval by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable, as to each Portfolio, without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Portfolio's shares or, upon not less than 90 days' notice, by BSFM. As to the relevant Portfolio, the Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).

         As compensation for BSFM's administrative services, the Fund has agreed to pay BSFM a monthly fee at the annual rate of .15 of 1% of each Portfolio's average daily net assets. For the period from April 3, 1995 (commencement of operations) through March 31, 1996, the administration fees amounted to $9,106, $17,782 and $17,290, respectively for the Large Cap Portfolio, Small Cap Value Portfolio and Bond Portfolio. For the fiscal year ended March 31, 1997, the
administration  fees  accrued amounted  to  $30,232,   $57,108  and  $32,986,
respectively, for the Large Cap Portfolio, Small Cap Value Portfolio and Bond Portfolio.

        Administrative Services Agreement. PFPC provides certain administrative services to the Fund pursuant to the Administrative Services Agreement dated February 22, 1995, with the Fund. The Administrative Services Agreement is terminable upon 60 days notice by either the Fund or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that (i) PFPC gives the Fund 30 days notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Fund in connection with such delegation.

         As compensation for PFPC's administrative services, the Fund has agreed to pay PFPC a monthly fee at the rate set forth in the Portfolios' Prospectus. For the period from April 3, 1995 (commencement of operations) through March 31, 1996, the administrative services fees payable by the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio amounted to $62,405, $62,532 and $63,913, respectively, as a result of a waiver of fees by PFPC. For the fiscal year ended March 31, 1997, the administrative services fees for the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio amounted to $99,570, $119,822 and $99,469, respectively, as a result of a waiver of fees by PFPC.

         Distribution and Shareholder Servicing Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees have adopted such a plan with respect to Class A and Class C shares (the "Plan"). The Fund's Board of Trustees believe that there is a reasonable likelihood that the Plan will benefit each Portfolio and the holders of its Class A and Class C shares.

        A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the

Trustees for their review. In addition, the Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to the Plan without approval of such effected shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan was so approved on January 23, 1996. The Plan is terminable at any time, as to each class of each Portfolio, by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement is terminable, as to each class of each Portfolio, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically, as to the relevant class of a Portfolio, in the event of its assignment (as defined in the 1940 Act).

        For the period from April 3, 1995 (commencement of operations) through March 31, 1996, the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio paid Bear Stearns $13,300, $22,762 and $14,093, respectively, with respect to Class A shares and $23,333, $37,577 and $11,638, respectively, with respect to Class C shares under the Plan. Of such amounts, the following amounts were paid as indicated for Class A and Class C shares of each Portfolio:


                   Large Cap Value Portfolio       Small Cap Value Portfolio   Total Return Bond Portfolio
                   ------------------------      ------------------------  ---------------------------
                   Class A         Class C         Class A         Class C     Class A           Class C
                   -------         -------         -------         -------     -------           -------
Payments to
Brokers or Dealers  $ 7,620        $10,955        $17,815          $26,976     $ 11,713        $ 4,734

Payments for        $56,263        $60,759        $79,858          $99,631     $122,351        $52,251
Advertising

         For the fiscal year ended March 31, 1997, the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio paid Bear Stearns $27,440, $57,907 and $15,344, respectively, with respect to Class A shares and $37,332, $111,111 and $12,483, respectively, with respect to Class C shares under the Plan. Of such amounts, the following amounts were paid as indicated for Class A and Class C shares of each Portfolio:


                     Large Cap Value Portfolio    Small Cap Value Portfolio   Total Return Bond Portfolio
                     ------------------------   ------------------------  ---------------------------
                     Class A         Class C      Class A         Class C     Class A           Class C
                     -------         -------      -------         -------     -------           -------

Payments to          $29,650         $15,245       $69,195        $78,264      $14,296          $5,077
Brokers or Dealers

Payments for         $ 7,439         $ 4,959       $24,900        $26,299      $ 9,496          $3,764
Advertising


         Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by BSFM. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of BSFM or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular portfolio are charged against the assets of that portfolio; other expenses of the Fund are allocated among the portfolios on the basis determined by the Board of Trustees including, but not limited to, proportionately in relation to the net assets of each Portfolio.

         Expense Limitation. BSFM agreed that if, in any fiscal year, the aggregate expenses of a Portfolio, exclusive of taxes, brokerage commissions, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Portfolio, the Fund may deduct from the payment to be made to BSFM, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

                        PURCHASE AND REDEMPTION OF SHARES

         The following information supplements and should be read in conjunction with the sections in the Portfolios' Prospectus entitled "How to Buy Shares" and "How to Redeem Shares."

         The Distributor. Bear Stearns serves as the Portfolios' distributor on a best efforts basis pursuant to an agreement dated February 22, 1995 which is renewable annually. For the period April 3, 1995 (commencement of operations) through March 31, 1996, Bear Stearns retained $72, $388 and $10,549 from the sales loads on Class A shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio, respectively, and $110, $583 and $185 from contingent deferred sales charges ("CDSC") on Class C shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio, respectively. For the fiscal year ended March 31, 1997, Bear Stearns retained $41,212, $133,963 and $17,096 from the sales loads on Class A shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio, respectively, and $3,245, $7,666 and $166 from CDSC on Class C shares of the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio, respectively. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

         Purchase Order Delays. The effective date of a purchase order may be delayed if PFPC, the Portfolios' transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.


         Sales Loads--Class A. Set forth below is an example of the method of computing the offering price of the Class A shares of each Portfolio. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares on March 31, 1997.


         EQUITY PORTFOLIOS:                  Large Cap Value    Small Cap Value
                                               Portfolio           Portfolio

         Net Asset Value per Share                $17.70             $17.48

         Per Share Sales Charge 4.75%
           of offering price (4.99% of
           net asset value per share)             $ 0.86             $ 0.87

         Per Share Offering Price to
            the Public                            $18.03             $18.35

         BOND PORTFOLIO:
         Net Asset Value per Share                $12.03

         Per Share Sales Charge 3.75%
           of offering price (3.90% of
           net asset value per share)             $ 0.47

         Per Share Offering Price to
            the Public                            $12.50

         Redemption Commitment. Each Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

         Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets each Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of a Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect Portfolio shareholders.

                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "How to Buy Shares."

Valuation of Portfolio Securities. Equity Portfolio securities, including covered call options written by an Equity Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world for such foreign securities, the calculation of net asset value does not take place contemporaneously with the determination of prices of such securities. Forward currency contracts will be valued at the current cost of offsetting the contract. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of an Equity Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

         Substantially all of the Bond Portfolio's investments (including short-term investments) are valued each business day by one or more independent pricing services (the "Service") approved by the Fund's Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Any assets or liabilities initially expressed in terms of foreign currency will be converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world for such foreign securities, the calculation of net asset value does not take place contemporaneously with the determination of prices of such securities. Other investments valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which are not valued by the Service are carried at amortized cost, which approximate value. Other investments that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of investments traded primarily on an exchange or the national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Bond Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

         Each Portfolio's restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board of Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Board of Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

         New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following information supplements and should be read in conjunction
with  the   section  in  the   Portfolios'   Prospectus   entitled   "Dividends,
Distributions and Taxes."

          The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

         Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test").

However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the ShortShort Gain Test, a Portfolio may have to limit the sale of appreciated securities that it has held for less than three months. However, the ShortShort Gain Test will not prevent a Portfolio from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Portfolio at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from such sale or other disposition of securities for this purpose.

         In general, gain or loss recognized by a Portfolio on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of the Code, Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to the Code, Section 1256 (unless a Portfolio elects otherwise), will generally be treated as ordinary income or loss.

         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Portfolio's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of
Section 1092 of the Code; (2) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under the Code, Section 263(g). Built-in losses will be preserved where a Portfolio has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed to a Portfolio's shareholders.

         In general, for purposes of determining whether capital gain or loss recognized by a Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (depending on the type of the Portfolio) (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto, or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, a Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by a Portfolio on the lapse of, or any gain or loss recognized by the Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Portfolio will commence on the date it is written and end on the date it lapses or the date of a closing transaction is entered into. Accordingly, a Portfolio may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Certain transactions that may be engaged in by a Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts. Under Treasury Regulations, gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under the Code, Section 1256.

         A Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Portfolio invests in a PFIC, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. If a Portfolio does not elect to treat the PFIC as a QEF, then, in general, (1) any gain recognized by the Portfolio upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Under proposed Treasury Regulations, a Portfolio can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Portfolio's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the Portfolio as ordinary income and will not be subject to the Short-Short Gain Test, and the Portfolio's holding period with respect to such PFIC stock will commence on the first day of the next taxable year. If the Portfolio makes such election in the first taxable year it holds PFIC stock, it will not incur the tax described in the preceding paragraphs.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

         If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to a tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies.

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distribution to avoid excise tax liability.

Portfolio Distributions.

         Each Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.
Dividends paid on Class A, Class C, and Class Y shares are calculated at the same time and in the same manner. In general, dividends on Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

         A Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. Each Portfolio currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Portfolio's disposition of domestic "small business" stock will be subject to tax.

         Conversely, if a Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the Equity Portfolios with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Equity Portfolios from domestic corporations for the taxable year. A dividend received by an Equity Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of the Code, Section 246(c)(3)and (4) (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (2) by application of the Code, Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from an Equity Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by a Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known.

         Distributions by the Portfolios that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Portfolios will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of another Portfolio (or another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         A Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the

Portfolio that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

Sale or Redemption of Shares.

         A shareholder will recognize gain or loss on the sale or redemption of shares of a Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of the Code, Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (1) incurs a sales load in acquiring shares of a Portfolio,(2) disposes of such shares less than 91 days after they are acquired, and (3) subsequently acquires shares of the Portfolio or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Foreign Shareholders.

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, capital gain dividends, and amounts retained by the Portfolio that are designated as undistributed capital gains.

         If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, a Portfolio may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolios, including the applicability of foreign taxes.

Effect of Future Legislation; State and Local Tax Considerations

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolios.

                             PORTFOLIO TRANSACTIONS

         BSFM assumes general supervision over placing orders on behalf of each Equity Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in BSFM's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement BSFM's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by BSFM and BSFM's fees are not reduced as a consequence of the receipt of such supplemental information.

         BSFM assumes general supervision over placing orders on behalf of the Bond Portfolio for the purchase or sale of investment securities. Purchases and sales of portfolio securities usually are principal transactions. Bond Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Bond Portfolio for such purchases. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. Bond Portfolio transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment.

         Such information may be useful to BSFM in serving each Portfolio and other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BSFM in carrying out its obligations to the Portfolios. Sales of Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by BSFM being engaged simultaneously in the purchase or sale of the same security. Certain of BSFM's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to an Equity Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, each Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions of each Equity Portfolio are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

         Portfolio turnover may vary from year to year as well as within a year. The portfolio turnover rate for the Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio for the period April 3, 1995 (commencement of operations) through March 31, 1996 was 45%, 41% and 107%, respectively. The portfolio turnover rate for the fiscal year ended March 31, 1997 was 137%, 57% and 263%, respectively. In periods in which extraordinary market conditions prevail, BSFM will not be deterred from changing investment strategy as rapidly as needed, in which case higher portfolio turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by BSFM based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

         To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for each Portfolio may be executed through Bear Stearns if, in the judgment of BSFM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the Securities and Exchange
Commission, Bear Stearns may directly execute such transactions for each Portfolio on the floor of any national securities exchange, provided (i) the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

         For the period April 3, 1995 (commencement of operations) through March 31, 1996, Large Cap Value Portfolio and Small Cap Value Portfolio paid total brokerage commissions of $26,576 and $64,825, respectively, of which approximately $1,200 and $1,700 was paid to Bear Stearns, respectively. The Large Cap Value Portfolio and Small Cap Value Portfolio paid 4.52% and 2.62%, respectively, of its commissions to Bear Stearns, and, with respect to all the securities transactions for each Equity Portfolio, 1.95% and 0.72% of the transactions, respectively, involved commissions being paid to Bear Stearns. No brokerage commissions were paid by the Bond Portfolio.

         For the fiscal year ended March 31, 1997, Large Cap Value Portfolio and Small Cap Value Portfolio paid total brokerage commissions of $59,523 and $102,411, respectively, of which approximately $1,300 and $9,000, respectively, was paid to Bear Stearns. The Large Cap Value Portfolio and Small Cap Value Portfolio paid 2.18% and 8.79%, respectively, of its commissions to Bear Stearns, and, with respect to all the securities transactions for each Equity Portfolio, 2.93% and 8.89% of the transactions, respectively, involved commissions being paid to Bear Stearns. No brokerage commissions were paid by the Bond Portfolio.

                             PERFORMANCE INFORMATION

         The following information supplements and should be read in conjunction
with  the  section  in  the   Portfolios'   Prospectus   entitled   "Performance
Information."

         Current yield for the 30-day period ended March 31, 1997 for Class A, Class C and Class Y of the Bond Portfolio was 6.38%, 6.28% and 6.99%, respectively. The current yield for each Class reflects the waiver and reimbursement of certain fees and expenses by the investment adviser, without which the Portfolio's current yield for such period would have been 3.87% for Class A, 3.67% for Class C and 4.42% for Class Y. Current yield of the Bond Portfolio is computed pursuant to a formula which operates as follows: The amount of the Bond Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned by the Bond Portfolio during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

         Average annual total return of each Portfolio is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

         Total return of each Portfolio is calculated by subtracting the amount of the Portfolio's net asset value (maximum offering price in the case of Class
A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class C shares, which, if reflected would reduce the performance quoted.

         The chart below sets forth average annual total return from inception* through March 31, 1997 and total return for one-year and inception* through March 31, 1997 for each class:


                                  TOTAL RETURN INCEPTION* THROUGH MARCH 31, 1997

                                                      Class A                                 Class C                  Class Y
                                      Based on Maximum          Based on Net         Based on       Based on Net      Based on
Name of Portfolio                      Offering Price             Asset Value          Maximum       Asset Value          Net
                                                                                       CDSC                          Asset Value
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Portfolio                  38.92%                  45.85%               N/A            44.40%          26.19%
Small Cap Value Portfolio                  42.96%                  50.09%               N/A            48.45%          38.57%
Total Return Bond Portfolio                 9.08%                  13.33%               N/A            12.45%           7.82%


                                   TOTAL RETURN ONE-YEAR ENDED MARCH 31, 1997

                                                      Class A                                 Class C                  Class Y
                                      Based on Maximum           Based on Net         Based on       Based on Net      Based on
Name of Portfolio                      Offering Price             Asset Value          Maximum       Asset Value          Net
                                                                                       CDSC                          Asset Value
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Portfolio                   9.96%                  15.44%               N/A            14.87%          16.04%
Small Cap Value Portfolio                   6.41%                  11.71%               N/A            11.12%          12.19%
Total Return Bond Portfolio                 0.49%                   4.40%               N/A            3.99%            4.77%


                              AVERAGE ANNUAL TOTAL RETURN INCEPTION* THROUGH MARCH 31, 1997

                                                      Class A                                 Class C                  Class Y
                                      Based on Maximum          Based on Net         Based on       Based on Net      Based on
Name of Portfolio                      Offering Price             Asset Value          Maximum       Asset Value          Net
                                                                                       CDSC                          Asset Value
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Value Portfolio                  17.94%                  20.86%                N/A           20.23%           16.12%
Small Cap Value Portfolio                  19.63%                  22.58%                N/A           21.90%           20.17%
Total Return Bond Portfolio                 4.45%                   6.47%                N/A           6.06%            4.93%

* Class A and Class C shares of Large Cap Value Portfolio commenced investment operations on April 4, 1995. Class A and Class C shares of Small Cap Value Portfolio commenced investment operations on April 3, 1995. Class A and Class C shares of the Bond Portfolio commenced investment operations on April 5, 1995. The initial public offering of the Class Y shares of Large Cap Value Portfolio, Small Cap Value Portfolio and Bond Portfolio commenced on September 11, June 22, and September 8, 1995, respectively.


                                 CODE OF ETHICS

         The Fund, on behalf of each Portfolio, has adopted an amended and restated Code of Ethics (the "Code of Ethics"), which established standards by which certain access persons of the Fund must abide relating to personal securities trading conduct. Under the Code of Ethics, access persons which include, among others, trustees and officers of the Fund and employees of the Fund and BSFM, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security being purchased or sold, or being considered for purchase or sale, by the Portfolios, without prior approval by the Fund or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by each Portfolio; (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by each Portfolio without prior approval by the Fund; and (5) the acceptance of gifts of more than a de minimus value from those doing business with or on behalf of the Portfolio. Certain transactions are exempt from item
(1) of the previous sentence, including: (1) purchases or sales on the account of an access person that are not under the control of or that are non-volitional with respect to that person; (2) purchases or sales of securities not eligible for purchase or sale by the Portfolio; (3) purchases or sales relating to rights issued by an issuer pro rata to all holders of a class of its securities; and
(4) any securities transaction, or series of related transactions, involving 500 or fewer shares of an issuer having a market capitalization greater than $1 billion.

         The Code of Ethics specifies that access persons shall place the interests of the shareholders of each Portfolio first, shall avoid potential or actual conflicts of interest with each Portfolio, and shall not take unfair advantage of their relationship with each Portfolio. Under certain circumstances, the Adviser to each Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, an access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Fund who is not an "interested person" (as defined in the Investment Company Act) of the Fund is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a trustee of the Fund, should have known, at the time of the transaction, that within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by each Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.

                           INFORMATION ABOUT THE FUND

         The following information supplements and should be read in conjunction with the section in the Portfolios' Prospectus entitled "General Information."

         Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

         The Fund will send annual and semi-annual financial statements to all its shareholders.


         As of May 31, 1997, the following shareholders owned, directly or indirectly, 5% or more of the indicated class of the Portfolio's shares.

                                                        Percent of Large Cap
                                                           Value Portfolio
Name and Address                                     Class A Shares Outstanding
----------------                                     --------------------------

Bear, Stearns Securities Corp.                                  21.9%
FBO 200-40406-10
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear, Stearns Securities Corp.                                   5.6%
FBO 086-15297-17
1 Metrotech Center North
Brooklyn, NY  11201-3859

Piedmont Trust Bank                                              5.4%
Custodian for API Trust Growth Fund
1 Ellsworth Street
Martinsville, VA  24112

                                                        Percent of Large Cap
                                                           Value Portfolio
Name and Address                                     Class C Shares Outstanding
---------------                                      --------------------------

Bear, Stearns Securities Corp.                                   7.8%
FBO 220-43167-11
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear, Stearns Securities Corp.                                   5.6%
FBO 026-47353-17
1 Metrotech Center North
Brooklyn, NY  11201-3859

                                                        Percent of Large Cap
                                                           Value Portfolio
Name and Address                                     Class Y Shares Outstanding
---------------                                    --------------------------

Bear, Stearns Securities Corp.                                  20.0%
FBO 038-04569-13
1 Metrotech Center North
Brooklyn, NY  11201-3859

Bear, Stearns Securities Corp.                                  10.2%
FBO 049-40734-14
1 Metrotech Center North
Brooklyn, NY  11201-3859

EAMCO                                                            8.6%
FBO 02130004
Attn:  Mutual Funds Desk
c/o Riggs Bank N.A.
P.O. Box 96211
Washington, DC  20090-6211

Bear, Stearns Securities Corp.                                   5.9%
FBO 049-40503-13
1 Metrotech Center North
Brooklyn, NY  12201-3859

                                                        Percent of Small Cap
                                                           Value Portfolio
Name and Address                                     Class A Shares Outstanding
----------------                                     --------------------------

Piedmont Trust Bank                                              6.9%
Custodian for API Trust Growth Fund
1 Ellsworth Street
Martinsville, VA  24112

Bear, Stearns Securities Corp.                                   6.3%
FBO 042-13302-18
1 Metrotech Center North
Brooklyn, NY  12201-3859

                                                        Percent of Small Cap
                                                           Value Portfolio
Name and Address                                     Class C Shares Outstanding
---------------                                    --------------------------

Bear Stearns Securities Corp.                                    7.0%
FBO 984-00106-16
1 Metrotech Center North
Brooklyn, NY  01201-3859

                                                        Percent of Small Cap
                                                           Value Portfolio
Name and Address                                     Class Y Shares Outstanding
---------------                                    --------------------------

Custodial Trust Company                                         17.5%
101 Carnegie Center
Princeton, NJ  08540

Bear, Stearns Securities Corp.                                   7.4%
FBO 049-41065-11
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                                   5.8%
FBO 047-23948-16
1 Metrotech Center North
Brooklyn, NY  11201-3859

                                                          Percent of Total
                                                        Return Bond Portfolio
Name and Address                                     Class A Shares Outstanding
---------------                                    --------------------------

Bear, Stearns Securities Corp.                                  24.2%
FBO 051-29339-12
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear Stearns Securities Corp.                                    6.3%
FBO 051-26459-12
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                                   6.0%
FBO 044-34756-29
1 Metrotech Center North
Brooklyn, NY  12201-3859

Bear, Stearns Securities Corp.                                   5.7%
FBO 042-16744-25
1 Metrotech Center North
Brooklyn, NY  11201-3859

                                                          Percent of Total
                                                        Return Bond Portfolio
Name and Address                                     Class C Shares Outstanding
---------------                                    --------------------------

Bear, Stearns Securities Corp.                                  27.2%
FBO 498-00001-13
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                                  13.0%
FBO 220-43677-14
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                                  13.0%
FBO 220-43671-10
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear, Stearns Securities Corp.                                   9.6%
FBO 050-34543-16
1 Metrotech Center North
Brooklyn, NY 11201-3859

                                                          Percent of Total
                                                        Return Bond Portfolio
Name and Address                                     Class Y Shares Outstanding
---------------                                    --------------------------

Bear, Stearns Securities Corp.                                  78.8%
FBO 049-41095-15
1 Metrotech Center North
Brooklyn, NY 11201-3859


         A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting Securities may be deemed a "control person" (as defined in the 1940 Act) of a Portfolio.


           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

         Custodial Trust Company ("CTC"), 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is each Portfolio's custodian. Under a custody agreement with each Portfolio, CTC holds each Portfolio's securities and keeps all necessary accounts and records. For its services, CTC receives from each Portfolio an annual fee of the greater of .015% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges which are payable monthly. PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is each Portfolio's transfer agent, dividend disbursing agent and registrar. Neither CTC nor PFPC has any part in determining the investment policies of any Portfolio or which securities are to be purchased or sold by any Portfolio.


          Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Portfolios' Prospectus.


         Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, have been selected as auditors of the Fund.

                              FINANCIAL STATEMENTS

         The Portfolios' annual report to shareholders for the fiscal year ended March 31, 1997 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.

                                    APPENDIX

         Description  of certain  ratings  assigned by S&P,  Moody's,  Fitch and
Duff:

S&P

Bond Ratings

                                       AAA

         Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                        A

         Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                       BBB

         Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

         The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


Moody's

Bond Ratings

                                       Aaa

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or relating supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Bond Ratings

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

         Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

         Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

         Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

         Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

         Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

         Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

Bond Ratings

                                       AAA

         Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                       AA

         Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                        A

         Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                       BBB

         Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

         The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.


                                      B-37